FEBRUARY 18, 1997

               SMITH BREEDEN MUTUAL FUNDS

The Smith Breeden Mutual Funds consists of three no-load, registered investment companies (the "Funds" or a "Fund"). Smith Breeden Associates, Inc. (the "Adviser") serves as the investment adviser to the Funds.

Smith Breeden Equity Plus Fund (the "Equity Plus Fund") seeks to provide a total return exceeding the Standard &
Poor's 500 Composite Stock Price Index without additional equity market risk. The previous name of the Equity Plus
Fund was the Smith Breeden Market Tracking Fund.

Smith Breeden Short Duration U.S. Government Series (the
"Short Series") seeks a high level of current income, consistent with low volatility of net asset value. The
Short Series seeks to match the interest-rate risk of a portfolio that invests exclusively in six month U.S.
Treasury securities on a constant maturity basis. The dollar weighted average maturity of the Fund's securities may significantly exceed six months at times.

Smith Breeden Intermediate Duration U.S. Government
Series (the "Intermediate Series") seeks a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration, or interest-rate risk, of these indices is similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years. The
Intermediate Series consistently seeks to achieve a volatility of net asset value similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major mortgage market indices.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the Funds will meet their investment objectives. This Prospectus sets forth concisely the information about the Funds that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.
A Statement of Additional Information, dated February 18,
1997 which is incorporated herein by reference, has been filed with the Securities and Exchange Commission with respect to each Fund. The Statements of Additional
Information, which may be revised from time to time, contain further information about the Funds, and are available without charge by writing to the Funds at 100
Europa Drive, Chapel Hill, North Carolina 27514 or by calling 1-800-221-3138.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.




                   TABLE OF CONTENTS

Expense Table. . . . . . . . . . . . . . . . . . . . .3
Financial Highlights--Equity Plus Fund . . . . . . . .5
Financial Highlights--Short Series . . . . . . . . . .6
Financial Highlights--Intermediate Series. . . . . . .7
Smith Breeden Mutual Funds . . . . . . . . . . . . . .8
Investment Objectives, Policies and Risk
Considerations. . . . . . . . . .  . . . . . . . . . .8
Other Investment Practices and Risk Considerations . 22
Management of the Funds. . . . . . . . . . . . . . . 25
Pricing of Fund Shares . . . . . . . . . . . . . . . 30
How to Purchase Shares . . . . . . . . . . . . . . . 31
How to Exchange Shares . . . . . . . . . . . . . . . 34
How to Redeem Shares . . . . . . . . . . . . . . . . 35
Dividends and Distributions. . . . . . . . . . . . . 38
Shareholder Reports and Information. . . . . . . . . 39
Retirement Plans . . . . . . . . . . . . . . . . . . 40
Service and Distribution Plans . . . . . . . . . . . 40
Taxes. . . . . . . . . . . . . . . . . . . . . . . . 41
Capital Structure. . . . . . . . . . . . . . . . . . 42
Transfer, Dividend Disbursing Agent, Custodian and
   Independent Auditors. . . . . . . . . . . . . . . 43
Fund Performance . . . . . . . . . . . . . . . . . . 43


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not be lawfully made.

                     EXPENSE TABLE

The following table is designed to assist you in understanding the expenses you will bear as a shareholder in the Funds. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. The expenses shown below are based on each Fund's expenses for the past fiscal year.

                              Equity Plus    Short      Intermediate
                                Fund         Series         Series
Shareholder Transaction
Expenses
Maximum Sales Load Imposed
on Purchases 			None      	None      None
Maximum Sales Load Imposed on
   Reinvested Dividends       	None      	None      None
Deferred Sales Load Imposed on
Redemptions   			None      	None      None
Redemption Fees1               	None      	None      None
Exchange Fees	                None      	None      None

Annual Fund Operating Expenses
(as a percentage of average
net assets)
Management Fees2               0.70%     	0.70%     0.70%
Other Expenses (net of
reimbursement)                 0.18%     	0.08%     0.18%
Total Fund Operating Expenses
(net of reimbursement)3        0.88%     	0.78%     0.88%
     _____________________________
1 A transaction cost of $9 may be imposed on redemptions by wire transfer.

2 Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each of the Funds' net assets out of its management fee. See "Service and Distribution Plans."

3 The Other Expenses in the table and Total Fund Operating Expenses reflect undertakings by the Adviser to bear expenses of each of the Funds and/or waive its fees to the extent necessary to limit Total Fund Operating Expenses to 0.78% for the Short Series and 0.88% for each of the Equity Plus Fund and Intermediate Series through March 31, 1997 and are estimates which are based upon Total Fund Operating Expenses for the fiscal year ended March 31, 1996. Absent the expense limitation, Other Expenses and Total Fund Operating Expenses would be 0.23% and 0.93% for the Short Series, 0.44% and 1.14% for the Intermediate Series, and 3.88% and 4.58% for the Equity Plus Fund. Actual Total Fund Operating Expenses for the fiscal year ended March 31, 1996 were 0.78% for the Short Series and 0.90% for each of the Equity Plus Fund and Intermediate Series.

The following examples illustrate the expenses that apply to a $250 investment in each Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption or no redemption at the end of each time period. Except as noted in the table above, the Funds charge no redemption fees.

                Short Duration Series

     1 Year    3 Years   5 Years   10 Years

     $ 2       $ 7       $ 11      $ 24


        Intermediate Duration Series and Equity Plus Fund

     1 Year    3 Years   5 Years   10 Years

     $ 3       $ 8       $ 12      $ 27

These examples are based on the annual operating expenses shown above and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. The annual rate of return may be more or less than 5%.

The Funds may be recommended to investors by registered investment advisors. Such advisors customarily impose fees which would be in addition to any fees and expenses presented in the above table. According to recent financial articles, such fees may be as high as 2% of assets per year. Neither the Funds, nor the Adviser, exercise any control over such advisory fees and may not be informed of the level of such fees.

			  EQUITY PLUS FUND
                         FINANCIAL HIGHLIGHTS
             FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
The following selected per share data and ratios cover the fiscal periods from June 30, 1992, the date the Fund commenced operations, through March 31, 1996 and are a part of the Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touch LLP thereon which appear in the Fund's Statement of Additional Information. (The Equity Plus Fund was previously named The Market Tracking Fund.)

                   Year Ended     Year Ended     Year Ended    Period Ended
		  March 31, 1996 March 31, 1995 March 31,1994  March 31, 1993

Net Asset Value,
Beginning of Period     $10.84       $9.88          $10.85         $10.00
Income From Investment
Operations
Net investment income.... 0.615       0.568           0.476          0.355
Net realized and
unrealized gain (loss)
on investments.........   2.768       1.081          (0.216)         1.281
Total from investment
operations                3.383       1.649           0.260          1.636
Less Distributions
Dividends from net
investment income        (0.583)     (0.568)         (0.472)        (0.311)
Dividends in excess of net
  investment income......  --        (0.001)            --             --
Distributions from net
  realized gains on
investments......        (1.370)     (0.047)         (0.701)        (0.420)
Distributions in excess
of net realized gains
on investments......       --        (0.073)         (0.057)        (0.055)
Total distributions.     (1.953)     (0.689)         (1.230)        (0.786)
Net Asset Value,
End of Period....        $12.27      $10.84           $9.88         $10.85
Total Return...          32.30%      17.18%           2.19%         22.59%*
Ratios/Supplemental Data
Net assets, end
of period.............$4,766,534   $2,107,346      $1,760,519      $903,846
Ratio of expenses to
average net assets
    Before expense
    limitation.......     4.58%       7.75%           7.08%         28.48%*
    After expense
    limitation.......     0.90%       0.90%           0.90%          0.57%*
Ratio of net income to
average net assets
    Before expense
    limitation.......     1.85%       0.59%           1.84%        (22.63%)*
    After expense
    limitation.......     5.53%       7.44%           8.02%          5.28%*
Portfolio turnover rate.   107%        120%            119%           271%
*      Annualized
Additional performance information is presented in the Fund's Annual
Report, which is available without charge upon request.


			SHORT DURATION SERIES
                         FINANCIAL HIGHLIGHTS
             FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March 31, 1996 and are a part of the Short Series' financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Series' most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon which appear in the Fund's Statement of Additional Information.

                   Year Ended   Year Ended      Year Ended       Year Ended
                 March 31,1996  March 31, 1995 March 31,1994   March 31,1993
Net Asset Value,
Beginning of Period.    $9.90       $9.90          $10.00          $10.00
Income From Investment
Operations
Net investment income    0.621       0.628           0.432           0.552
Net gain (loss) on
 securities (both
 realized and
 unrealized).........   (0.148)        --           (0.070)          0.002
Total from investment
operations...........    0.473       0.628           0.362           0.554
Less Distributions
Dividends from net
investment income....   (0.621)     (0.628)         (0.462)         (0.554)
Dividends in excess of
investment income....   (0.012)        --             --               --
Total distributions.    (0.633)     (0.628)         (0.462)         (0.554)
Net Asset Value,
End of Period........    $9.74       $9.90           $9.90          $10.00
Total Return........     4.95%       6.58%           3.67%           5.67%
Ratios/Supplemental Data
Net assets, end of
period.............. $221,825,136 $218,431,665   $218,167,491   $48,531,206
Ratio of expenses to
average net assets
  Before expense
  limitation..           0.93%       0.92%           1.00%           2.58%
  After expense
  limitation...          0.78%       0.78%           0.78%           0.78%
Ratio of net income to
average net assets
   Before expense
   limitation            6.13%       6.18%           3.95%           2.73%
   After expense
   limitation            6.29%       6.33%           4.17%           4.53%
Portfolio turnover
rate.................     225%         47%            112%              3%

Additional performance information is presented in the Short Series' Annual Report, which is available without charge upon request.

                     INTERMEDIATE DURATION SERIES
                         FINANCIAL HIGHLIGHTS
             FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March 31, 1996 and are a part of the Intermediate Series' financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Series' most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon which appear in the Fund's Statement of Additional Information.

                     Year Ended   Year Ended     Year Ended     Year Ended
                  March 31, 1996 March 31, 1995 March 31, 1994 March 31, 1993
Net Asset Value,
Beginning of Period.    $9.83        $10.01         $10.62         $10.00
Income From Investment
Operations
Net investment income.   0.660         0.664          1.05           0.826
Net gain (loss) on
securities
 (both realized and
  unrealized).........   0.277        (0.049)        (0.601)         0.621
Total from investment
operations............   0.937         0.615          0.449          1.447
Less Distributions
Dividends from net
investment income.....  (0.656)       (0.664)        (1.044)        (0.826)
Dividends in excess of
net investment income..    --         (0.108)          --              --
Distributions from net
  realized gains on
  investments........   (0.101)          --          (0.015)           --
Distributions in excess
 of net realized gains
 on investments......      --          (0.022)         --              --
Total distributions.    (0.757)        (0.794)       (1.059)        (0.826)
Net asset value,
end of period........   $10.01          $9.83        $10.01         $10.62
Total Return.........    9.69%          6.10%         4.11%         14.93%
Ratios/Supplemental Data
Net assets, end
of period............ $36,446,940    $34,797,496   $6,779,666     $2,923,913
Ratio of expenses to
average net assets
   Before expense
   limitation........    1.14%          2.33%         2.34%         17.52%
   After expense
   limitation........    0.90%          0.90%         0.90%          0.82%
Ratio of net income to
average net assets
   Before expense
   limitation........    6.26%          4.77%         6.30%        (8.52)%
   After expense
   limitation.......     6.49%          6.20%         7.74%          8.18%
Portfolio turnover rate   193%           557%           84%            42%

Additional performance information is presented in the Intermediate Series' Annual Report, which is available without charge upon request.


			SMITH BREEDEN MUTUAL FUNDS

The Short and Intermediate Series are series of the Smith
Breeden Series Fund ( the "Series Fund"), an open-end diversified management investment company, registered under the Investment Company Act of 1940 (the "1940 Act"). The Series Fund currently issues shares in two series, which are the Short and Intermediate Series. The Equity Plus Fund is currently the only series of the Smith Breeden Trust (the "Trust"), also an open-end diversified management investment company registered under the 1940 Act.

Smith Breeden Associates, Inc. ("Smith Breeden" or the "Adviser") acts as investment adviser to the Funds. Smith Breeden is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, government entities and charitable foundations. The firm specializes in mortgage securities, interest-rate risk management, and the application of option pricing to investments and banking. Smith Breeden currently advises, or manages on a discretionary basis, assets totalling over $20 billion.

    INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

Each of the Funds has a different investment objective and a different investment policy since each Fund is designed to meet different investment needs.

The investment objectives and certain investment policies of the Short and Intermediate Series are fundamental and may not be changed without a vote of shareholders of the relevant Fund.
The investment objective of the Equity Plus Fund is not fundamental, and may be changed without a vote of the majority of the shareholders of the Equity Plus Fund. Shareholders of the Equity Plus Fund will receive a written notification at least thirty days prior to any change in the Equity Plus Fund's investment objective. If such a change in the investment objective of the Equity Plus Fund occurs, such changes may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of their investment in the Equity Plus Fund.

Because shares of each Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund or combination of Funds that best fits your investment objectives.

Short Series

The Short Series' investment objective is to provide investors with a high level of current income, consistent with a volatility of net asset value similar to that of a portfolio which invests exclusively in six-month U.S. Treasury securities
on a constant maturity basis.   There is no assurance that the
Short Series will be able to maintain a low volatility of net asset value.

Under normal circumstances the Short Series will seek to achieve an interest-rate risk or option-adjusted duration similar to that of a six-month U.S. Treasury security on a constant maturity basis. Option-adjusted duration is a measure of the price sensitivity (in percentage) of a portfolio to changes in interest rates, taking into account the changing nature of expected cash flows, as influenced by mortgage prepayments and other factors. The Short Series expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be longer than six months, sometimes significantly. The maturity of a security measures only the time until final payment is due, whereas option-adjusted duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. In computing the duration of the Short Series' portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment, or redemption by the issuer, taking into account the influence of changes in interest rates on prepayments and coupon flows. The Adviser will use certain hedging techniques (discussed in more detail in Appendix A and in "Investment Policies of the Short and Intermediate Series and Fixed Income Segment of the Equity Plus Fund") to lengthen or shorten the option-adjusted duration of the Short Series' portfolio so that it targets the interest-rate risk of a six-month U.S. Treasury security.

The Adviser believes that by investing in mortgage securities from a variety of market sectors on a selective basis and adjusting the overall option-adjusted duration of the portfolio to approximate that of a six-month U.S. Treasury security, the Short Series will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest or those that invest exclusively in adjustable-rate mortgage securities. The securities in which the Short Series may invest may not yield as high a level of income as other securities in which other funds may invest. However, such higher yielding securities may be more volatile and may be issued by less creditworthy entities.

Intermediate Series

The Intermediate Series' investment objective is to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. Total return is the change in value of the investment assuming reinvestment of all distributions. Under normal circumstances, the Intermediate Series will seek to achieve an interest-rate risk or option-adjusted duration similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices. The duration, or interest-rate risk, of these indices is similar to the that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years. When market interest rates decline, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to rise. Conversely, when market interest rates rise, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to fall.

Option-adjusted duration is a measure of the price sensitivity (in percentage) of a portfolio to changes in interest rates, taking into account the changing nature of expected cash flows, as influenced by mortgage prepayments and other factors. The maturity of a security measures only the time until final payment is due, whereas option-adjusted duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. In computing the duration of the Intermediate Series' portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment, or redemption by the issuer, taking into account the influence of changes in interest rates on prepayments and coupon flows. The Adviser may use certain hedging techniques (as described in more detail in Appendix A and in "Investment Policies of the Short and Intermediate Series and Fixed Income Segment of the Equity Plus Fund") to lengthen or shorten the option-adjusted duration of the Intermediate Series so that it targets the interest-rate risk of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major mortgage indices.

There is no assurance that the Intermediate Series will be able to maintain a total return in excess of the total return of major market indices for mortgage-backed securities or that it will match the interest-rate risk of a portfolio investing exclusively in these securities.

Equity Plus Fund

The Equity Plus Fund seeks to provide a total return exceeding the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index") without additional equity market risk. (The former name of the Equity Plus Fund was the Smith Breeden Market Tracking Fund.) Total return is a measure of investment performance which includes all of the interest, dividends and other income, net of expenses, paid on the Fund's investments, as well as all realized and unrealized capital gains and losses. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

The Equity Plus Fund seeks to achieve its objective by dividing its portfolio into two separate segments, an "Equity Simulation Segment" and a "Fixed Income Segment." The Equity Plus Fund's Equity Simulation Segment will invest in a combination of Equity Swap Contracts (described more fully below), futures contracts on the S&P 500 Index and on other stock indices, including, but not limited to the New York Stock Exchange Composite Index ("S&P 500 and Other Stock Index Futures"), and a combination of common stocks whose return (before deducting allocated costs) is expected to track movements in the S&P 500 Index. In the Equity Simulation Segment, the Equity Plus Fund expects its use of stock index futures other than S&P 500 Stock Index Futures to be minimal.

The Equity Plus Fund's Fixed Income Segment will seek a total return greater than the expenses of the Fund (including the expenses associated with the Equity Simulation Segment such as those relating to the Equity Swap Contracts and S&P 500 and Other Stock Index Futures) by investing in fixed-income securities and futures, options, floors, caps and swaps related thereto. Through these investments, the Fixed Income Segment seeks to generate income (consisting primarily of interest income) and gains which exceed the expenses of operating the entire Equity Plus Fund. Thus, whether the Fund outperforms or underperforms the S&P 500 Index will depend on whether the total return on the Fixed Income Segment is greater or less than the Fund's total operating expenses (including transaction costs and the costs of the equity derivative instruments held in the Equity Simulation Segment), respectively.

Investment Policies of the Equity Simulation Segment of the
Equity Plus Fund

As stated above, the Equity Plus Fund's Equity Simulation Segment will invest in a combination of Equity Swap Contracts, S&P 500 and other Stock Index Futures, and a combination of common stocks whose return is expected to track movements in the S&P 500 Index. By employing such a strategy, the Equity Plus Fund seeks to achieve the same opportunity and risk profile for the Equity Simulation Segment as that of a hypothetical portfolio, equal in size to the Fund, invested in the common stocks comprising the S&P 500 Index (in proportion to their respective weight in the S&P 500 Index.)

Set forth below is an example of a hypothetical portfolio allocation for the Fund, assuming total assets of $100 million.
The Fund might:

1. Enter into an Equity Swap Contract with a notional amount of $50 million;
2. Purchase S&P 500 Index Futures contracts with a total value of $45 million; and
3. Purchase $5 million worth of common stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index.

The Fixed Income Segment would invest $100 million in various fixed income assets with appropriate hedging strategies. If, during the course of the year, the stocks comprising the S&P 500 Index appreciate 10% on average and pay a 4% dividend, and if the interest on the Equity Swap Contract's notional amount is 6%, at the end of the year the following would occur:

1. The counterparty to the equity swap contract will be required to pay the Fund $4 million ($7 million appreciation and dividends minus $3 million interest);
2. The S&P 500 Index Futures contract would be closed out at a gain of $3.6 million ($6.3 million S&P 500 Index appreciation less $2.7 million for the S&P 500 Futures implicit cost of carry);
3.   Dividend income and gain on the common stocks would total
     $0.7 million and in sum;
4. The Fund's return, before Fund operating expenses, would total $8.3 million dollars or 8.3%.

The Fund's total operating expenses (other than brokerage expenses and the interest on the notional amount of the Equity Swap contract as described above) are 0.88% of total net assets or $0.88 million dollars. After consideration of these expenses, the Fund's return would total 7.42%. Therefore, the Fund will achieve a total return equal to the S&P 500 Index only if the Fixed Income Segment has a total return equal to 6.58% per annum. If the Fixed Income Segment achieves this result, then the Fund's total net assets will be $114 million - an increase of 14% and a total return equal to the S&P 500 Index. If the Fixed Income Segment's total return is greater or less than 6.58% per annum, the Fund's total return will, in turn, be greater or less than the S&P 500 Index.

The Equity Simulation Segment's actual opportunities for gain and loss will tend to be greater than a hypothetical portfolio invested in the stocks comprising the S&P 500 Index if the Fund's exposure to the S&P 500 Index is higher or lower than the Fund's total assets. For example, the total notional amount of the Fund's Equity Swap Contracts (less the notional amount of any Reverse Equity Swap Contracts) plus the face amount of the Fund's S&P 500 or Other Stock Index Futures plus the market value of common stocks owned by the Fund may exceed the Fund's total net assets from time to time, due to purchases and redemptions which will frequently affect the Fund's total assets and because S&P 500 Index Futures can only be purchased in multiples of 500 times the S&P 500 Index. Under normal market conditions, the Fund expects that such variations in exposure to the S&P 500 Index will generally be up to 5% greater or less than the Fund's total net assets. Also, the ability of the Equity Simulation Segment of the Fund's portfolio to replicate the opportunity and risk profile of a hypothetical stock portfolio may be diminished by imperfect correlations between price movements of the S&P 500 Index itself with price movements of S&P 500 and Other Stock Index Futures and/or the common stocks purchased by the Fund. In addition, the purchase and sale of common stocks and S&P 500 and Other Stock Index Futures involve transaction costs and Equity Swap Contracts require the Fund to pay interest on the notional amount of the contract. Therefore, if the aggregate face amount of the Fund's S&P 500 and Other Stock Index Futures, the notional amount of the Fund's Equity Swap Contracts (less the notional amount of any Reverse Equity Swap Contracts) and the value of the Fund's common stocks is equal to the Fund's total net assets, and if there is exact price movement correlation between the Fund's common stocks and/or S&P 500 Index and Other Stock Index Futures and the S&P 500 Index, the Fund will outperform the S&P 500 Index only if the total net return on the Fixed Income Segment of the Fund's portfolio exceeds the sum of (1) the Fund's transaction costs on S&P 500 and Other Stock Index Futures and common stock transactions, (2) the interest payments under the Fund's Equity Swap Contracts and (3) all the Fund's operating expenses as described more fully under "Management of the Fund."

The Equity Plus Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"). In addition, the staff of the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's total assets.

The Adviser and the Equity Plus Fund do not believe that the Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities, so long as a segregated account is maintained, and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

The Equity Plus Fund will not purchase S&P 500 or Other Stock Index Futures, except for bona fide hedging purposes, if as a result the Fund's aggregate initial margin deposits and premiums would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an S&P 500 or Other Stock Index Futures Contract, it is required to maintain at all times while the contract is held by the Fund, cash, U.S. government securities or other liquid high quality debt obligations in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract.

The Fund will not use Equity Swap Contracts, or S&P 500 or Other
Stock Index Futures for leverage.

Characteristics of the Securities in which the Equity Segment of the Equity Plus Fund may invest.

Equity Swap Contracts. The Equity Simulation Segment will use equity swap contracts whose return (before deducting interest costs) is expected to track closely the return of the S&P 500 Index ("Equity Swap Contracts"). The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. The counterparty generally agrees to pay the Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. The Fund will enter into Equity Swap Contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under an Equity Swap Contract may be made at the conclusion of the contract or periodically during its term.
 If there is a default by the counterparty to an Equity Swap Contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. The Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

The Fund may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the S&P 500 Index) to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as "Reverse Equity Swap Contracts".

S&P 500 Index and Other Stock Index Futures.  The Equity
Simulation Segment of the Fund may also invest in S&P 500 and Other Stock Index Futures to track the return of the S&P 500
Index.

S&P 500 and Other Stock Index Futures represent contracts to buy a number of units of the S&P 500 Index or some other stock index at a specified future date at a price agreed upon when the contract is made. Upon entering into a contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities, generally not exceeding 5% of the face amount of the contract. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" to and from the broker will be made on a daily basis as the price of the S&P 500 or Other Stock Index Future fluctuates.

Long positions in S&P 500 or Other Stock Index Futures may be closed out only by entering into a futures contract sale with the same terms as the contract to be closed out on the futures exchange on which the futures are traded. The liquidity of the market in S&P 500 or Other Stock Index Futures could be adversely affected by "daily price fluctuation limits" established by an exchange which limit the amount of fluctuation in the price of an S&P 500 or Other Stock Index Futures contract during a single trading day. In such case, it may not be possible for the Fund to close out its futures contract position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Common Stocks. When S&P 500 or Other Stock Index Futures and/or Equity Swap Contracts are, in the judgement of the Adviser, overpriced relative to the common stocks underlying the S&P 500 Index, the Fund may also invest directly in the common stocks represented by the S&P 500 Index. The Fund will generally not own all 500 issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match movements in the S&P 500 Index. Subject to limits on the Fund's investments in other investment companies, the Fund may also invest in these stocks indirectly by purchasing interests in asset pools investing in such stocks. To the extent that the Fund purchases interests in other investment companies, shareholders of the Fund may be subject to a layering of expenses because they may indirectly bear a proportionate share of the expenses of such investment companies (including advisory fees) in addition to bearing the direct expenses of the Fund.

Investment Policies of the Short and Intermediate Series and the Fixed Income Segment of the Equity Plus Fund.

The Short and Intermediate Series each seek to achieve their investment objective by investing, under normal circumstances, at least 70% of their total assets in fixed-income U.S. Government securities. The Fixed Income Segment of the Equity Plus Fund will also invest substantially in U.S. Government securities." U.S. Government Securities" include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including, but not limited to Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities. (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) It is anticipated that the Funds will invest substantially in FNMA, FHLMC, and GNMA mortgage-backed certificates and other U.S. Government Securities representing ownership interests in mortgage pools.

With respect to their remaining assets, the Short and Intermediate Series may invest in fixed-rate and adjustable-rate mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Service ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. The two Series may also invest in money market instruments of a comparable short-term rating or credit quality, as well as in time and savings deposits (including fixed-rate or adjustable-rate certificates of deposit) in commercial banks or in institutions whose accounts are insured by the FDIC, BIF or SAIF. The Short and Intermediate Series will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's, or are unrated but deemed to be of comparable credit quality by the Adviser. In addition, the Short and Intermediate Series will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

With respect to the remaining assets of the Equity Plus Fund, its Fixed Income Segment may invest a portion of its assets in bank certificates of deposit, corporate debt obligations, and mortgage-backed and other asset-backed securities of non-governmental issuers. At the time of purchase, with the exception of mortgage-backed and asset-backed securities, the Fund's Fixed Income Segment's investments will be either of investment grade (as rated by S&P or Moody's), or, if unrated, determined by the Adviser to be of comparable quality. Its investment in mortgage-backed and other asset-backed securities will be rated at least A by Moody's and S&P. The lowest quality investment grade fixed income securities are rated BBB by Moody's or Baa by S&P, have certain speculative characteristics, and are more susceptible to adverse changes in circumstances and economic conditions than higher rated fixed income securities. The Adviser will monitor the Equity Plus Fund's investments in fixed income securities and will cause the Equity Plus Fund to dispose of any such security whose rating is reduced to below investment grade.

While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs are backed by the full faith and credit of the U.S. Government, other securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Series will seek to minimize this credit risk by investing in securities of the highest credit quality instruments, while the Equity Plus Fund will seek to minimize this risk of default by investing in securities of investment grade. The individual securities continue to be subject to the risk that their prices can fluctuate, in some cases significantly, due to changes in prevailing interest rates.

The Short and Intermediate Series may employ certain active management techniques both to hedge the interest rate risks associated with portfolio securities and to seek to minimize fluctuation in net asset values in accordance with their investment objectives and targeted option-adjusted durations.
In addition, the Fixed Income Segment of the Equity Plus Fund will engage in various hedging strategies so that its volatility will be similar to that of a one-year Treasury Bill. Such investment techniques and hedging strategies include mortgage and interest rate swaps, interest rate futures and options on such futures, short sales and interest rate caps, floors and
collars.   In addition, the Short and Intermediate Series may
use stripped mortgage-backed securities to reduce the option-adjusted duration. Appendix A provides information about these hedging techniques.

There can be no assurance that the hedging techniques employed by the Short and Intermediate Series and the Fixed Income Segment of the Equity Plus Fund will be successful. As a result, the Funds may not achieve, and may at times exceed, their targeted option-adjusted duration. The Funds' hedging techniques may not be successful because the Adviser's computation of option-adjusted duration is based on estimates of expected prepayment rates, valuation of homeowners' prepayment options, and the correlation of changes in the market prices of the securities and the hedge instruments owned by the Funds (as described in Appendix A).

Both of the Series, as well as the Fixed Income Segment of the Equity Plus Fund, may also engage in loans of portfolio securities, dollar rolls and reverse repurchase agreements as investment techniques. These techniques will be undertaken to enhance income and total return.

Characteristics of the Securities in which the Short and Intermediate Series and Fixed Income Segment of the Equity Plus
Fund Invest.

Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities", as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, stripped mortgage-backed securities and other instruments described below.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and
(iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The Equity Plus Fund may invest in other mortgage-backed and
asset-backed securities.   Asset-backed securities are
structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available.
Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in Appendix
A.

Adjustable-Rate Securities. Adjustable-rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Series will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The Fixed Income Segment of the Equity Plus Fund may invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated with mortgage-backed securities generally.

Collateralized Mortgage Obligations ("CMOs") A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented
by all other outstanding classes or series of the CMOs.   In
addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate
adjustments are based.   As a non-fundamental policy (meaning it
can be changed without the vote of the shareholders), the Short and Intermediate Series will not invest in Residuals.

In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Funds' investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitations on acquiring interests in other investment companies. See "Investment Restrictions" in the Statement of Additional Information with respect to each Fund. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

Stripped Securities ("STRIPS").   The  Funds may invest in
STRIPS. The Short and Intermediate Series may invest only in stripped mortgage-backed securities ("SMBS") which are STRIPS represented by derivative multi-class mortgage securities. In addition to SMBS issued by the U.S. Government, its agencies or instrumentalities, the Short and Intermediate Series may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short and Intermediate Series will purchase only SMBS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Equity Plus Fund may invest in STRIPS collateralized by other fixed income securities, including other types of asset-backed securities.

STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques, as described below in "Hedging Instruments" and in Appendix A. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

The Adviser expects that IO SMBS will be purchased by the Short and Intermediate Series for their hedging characteristics. Such SMBS will reduce the variance of the Funds' respective net asset values from their targeted option-adjusted durations. Under no circumstances will the Short or Intermediate Series purchase SMBS if such purchase would cause SMBS to exceed 5% of the assets of a Fund.

New instruments and variations of existing mortgage-backed securities continue to be developed. The Funds may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.

Zero Coupon Securities. The Funds may also invest in "zero coupon" securities (which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security). Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

The Funds are required to accrue and distribute income from zero coupon securities on a current basis, even though a Fund does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

Hedging Instruments. The Funds may employ certain active management techniques to achieve their duration objectives and to hedge the interest-rate risks associated with their fixed-income securities in accordance with such objectives. Since some of the securities may have longer or shorter durations than a Fund's specified duration objectives, hedging may be required either to lengthen or to shorten the duration of a Fund's portfolio. The Funds will seek continually to manage duration within a narrow range.

The Funds intend to use hedging transactions primarily to
protect against interest-rate fluctuations and not as
speculative transactions.  The Funds may also use hedging
transactions as a temporary substitute for purchasing particular
securities.   Each Fund may enter into mortgage and
interest-rate swaps, purchase or sell interest-rate floors, caps or collars, enter into interest-rate futures contracts and related options, and engage in short sales to hedge against interest rate fluctuations. In addition, the Funds may use SMBS to better maintain their respective targeted option-adjusted durations.

Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions.
The hedging transactions that the Funds currently contemplate using are described in detail in Appendix A, including a discussion of their respective risks.

As a matter of fundamental policy, the Short and Intermediate
Series will limit purchases to the following classes of assets:

 1. Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities;
 2. Mortgage-Backed Securities rated AAA by S&P or Aaa by Moody's or unrated but deemed of equivalent quality by the Adviser;
 3. Assets fully collateralized by assets in either of the above classes;
 4. Assets which would qualify as liquidity items under federal regulations if held by a commercial bank or savings institution; and
 5. Hedge instruments,which may only be used for risk management purposes. Any securities described in the "Hedging" section and any stripped Mortgage-Backed Securities may only be used for risk management purposes.

      OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Funds may also engage in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information for each Fund contains more detailed information about these practices, including limitations designed to reduce these risks.

Securities Loans, Repurchase Agreements and Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans.) The Funds will only enter into repurchase agreements with or lend securities to
(i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing. In order to increase income, the Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Series may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information for each Fund contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Funds expect to engage in short sales as a form of hedging to shorten the overall duration of the portfolio and in order to maintain portfolio flexibility.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid high-grade debt obligations, such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns or has the right to acquire at no additional cost the identical security (a technique known as a short sale "against the box").

Illiquid Securities. A Fund may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market or other illiquid securities, including non-terminable repurchase agreements having maturities of more than seven days. See "Investment Restrictions" in the Statement of Additional Information for each Fund. The Adviser will monitor a Fund's investments in illiquid securities under the supervision of the Trustees. The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Trustees or the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in Appendix A, as well as Equity Swap Contracts and Reverse Equity Swap Contracts, are illiquid.

Portfolio Turnover. The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights".

While the Funds will pay commissions in connection with options and future transactions and, for the Equity Plus Fund only, possibly in relation to any purchase of common stocks, most of the securities in which the Funds invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Fund.

Another potential consequence of high portfolio turnover is that if 30% or more of a Fund's gross income for a taxable year is derived from gains from the sale of securities held for less than three months, the Fund would not qualify as a regulated investment company and, therefore, would be subject to corporate income tax during that taxable year. The Adviser endeavors to manage the investment composition of the Funds and to adjust the portfolio turnover, if necessary, to ensure that each Fund will be eligible for treatment as a regulated investment company.

                    MANAGEMENT OF THE FUNDS

The business affairs of the Funds are managed by its Board of Trustees. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514 ( the "Investment Advisory Agreements"). Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

Trustees and Officers

The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.

Douglas T. Breeden*           Trustee and Chairman


Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of the Journal of Fixed Income. Dr. Breeden has served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He is a Director of Roosevelt Bank of St. Louis, the nation's tenth largest thrift, and served as Chairman in 1995-96. He also is a principal investor and strategist for Community First Financial Group, a commercial bank holding company with three small banks located in Indiana and California. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.

Michael J. Giarla*                Trustee and President

Mr. Giarla is Chief Operating Officer, President and Director of Smith Breeden Associates. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity
Strategy Group in New York.   Mr. Giarla has published a number
of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.

Stephen M. Schaefer            Trustee

Stephen M. Schaefer is Esmee Fairbairn Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He has served on the editorial board of a number of professional journals including, currently, the Journal of Fixed Income, the Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions and is a former Independent Board Member of the Securities and Futures Authority of Great Britain.

Myron S. Scholes                  Trustee

Myron S. Scholes is the Frank E. Buck Professor of Finance at the Graduate School of Business at Stanford University (since
1983); a Senior Research Fellow at the Hoover Institution (since
1987); and is currently on leave as a Professor of Law, Stanford Law School. He is a Principal in the money management firm Long-Term Capital Management Co. (since 1993). He is a Research Associate of the National Bureau of Economic Research and is a member of the Econometric Society. Professor Scholes was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from 1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990).

Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (May
1973) (with Fischer Black). His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

William F. Sharpe                 Trustee

William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk
analysis and performance measurement.   He developed the
widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, and a procedure for estimating the style of an investment manager from its historic returns. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill,
1970), Asset Allocation Tools, (Scientific Press, 1987), Fundamentals of Investments (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He has also served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Rosenberg Series Trust, an investment company, and a director at CATS Software and Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.

Daniel C. Dektar        Vice President, Smith Breeden Series Fund
                        Portfolio Manager, Short and Intermediate Series

Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Series from their commencement of operations in 1992. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities. Mr. Dektar consults with institutional clients in the areas of investments and risk management. He has made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr. Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.

John B. Sprow           Vice President, Smith Breeden Trust
                        Portfolio Manager, Equity Plus Fund

Principal, Director and Executive Vice President, Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the Equity Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow's research and programming efforts assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University.
He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.

Marianthe S. Mewkill       Vice President, Secretary, Treasurer,
			   and Chief Accounting Officer

Principal, Vice President and Chief Financial Officer, Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc.. She ensures compliance with agency regulations and administers the company's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs & Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of Arts degree in History and French and a Minor in Economics.

* Interested Party

Investment Adviser

Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 66% of the Adviser's voting stock is owned by Douglas T. Breeden, its Chairman and President. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For these services, the Adviser receives a fee, computed daily, and payable monthly, at the annual rate of 0.70% of the Funds' average daily net assets. Until March 31, 1997, the Adviser has voluntarily agreed to reduce its compensation, and to the extent necessary absorb other expenses of the Funds, such that the total expenses (exclusive of ordinary brokerage commissions, investment transaction taxes and extraordinary expenses) do not exceed 0.88% of the average net assets for each of the Equity Plus Fund and the Intermediate Series, and 0.78% of the average net assets of the Short Series.

The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

Distribution

FPS Broker Services, Inc. (the "Principal Underwriter") acts as distributor for the Funds for which the Adviser pays the Principal Underwriter a fee of $25,000. Shares also may be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

Expenses
The Funds pay all of their own expenses, including without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                    PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Funds currently charge a $9 fee for each redemption made by wire. See "How to Redeem Shares."

The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected. Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior to 4:00 p.m. Eastern time, each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after 4 p.m Eastern Time by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.

Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day. In addition, the Short and Intermediate Series will not be priced on Martin Luther King Day, Columbus Day and Veterans' Day.

Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker/dealer experienced in such matters. Short-term investments that will mature in 60 days or less may be valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined following procedures approved by the Board of Trustees.

                     HOW TO PURCHASE SHARES

All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."

                              Initial Minimum
                              Minimum 		 Additional
     Type of Account          Investment         Investment
     Regular                  	$250          		$50
     Automatic Investment Plan   $50           		$50
     Individual Retirement ]
     Account      		$250               	$50
     Gift to Minors             $250          		$50

Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.

How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138. (Please note that you must use a different application than the one provided in the prospectus for an IRA.)

Your completed Purchase Application should be mailed directly to:
                        Smith Breeden Mutual Funds
                          3200 Horizon Drive
                             P.O. Box 61503
                      King of Prussia, PA 19406-0903

All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 10 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:

                     United Missouri Bank
                  A.B.A. Number 10-10-00695
            For the account of FPS Services, Inc.
                 Account Number 98-7037-071-9
       For credit to (identify which Fund to purchase)
       For further credit to: (investor account number)
                (name or account registration)
        (Social Security or Tax Identification Number)

Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shares will not be redeemed until the Funds receive a properly completed and executed Purchase Application.

Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone will be made available to shareholders when opening an account, if they check the appropriate boxes on the Purchase Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it advisable to do so.

If you have any questions, please call the Funds at 1-800-221-3137.

How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.

Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's ("the Plan") minimum initial investment of $50 before the Plan may be established. Under the Plan, your designated bank or other financial institution debits a preauthorized amount from your account each month and applies the amount to the purchase of Fund shares. The Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or if your account has been closed at the time of the automatic transaction. You may adopt the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $250 or less.

Purchasing Shares Through Other Institutions. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.

                    HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimum ($250).

Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange privilege can be adopted by checking the appropriate box on the Purchase Application. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon 60 days' notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

The Funds will accept exchange orders by telephone or other means of electronic transmission from broker-dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Additional Information on Distributions and Taxation" in the Funds' Statements of Additional Information.

There are differences among the Funds. Before making an exchange, a shareholder should obtain and review the current prospectus of the Fund into which the shareholder wishes to transfer. When exchanging shares, shareholders should be aware that the Funds may have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.

If you buy shares by check, you may not exchange those shares for up to 10 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.

The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year).

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.

                      HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares except that a fee of $9 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.

A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 10 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

How to Redeem by Telephone. To redeem shares by telephone, you must have selected this option on the Purchase Application. Once this feature has been requested, shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your preauthorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.

In order to arrange for telephone redemptions after your account has been opened or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption. It will be deducted from your account.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $250 minimum as a result of a redemption or exchange or if you discontinue the Automatic Investment Plan before your account balance reaches the required minimum, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.

Check Writing. In addition to telephone and written redemption requests, the Short Series offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. There is no limit on the number of checks you may write. Checks must be at least $100 and may not exceed $25,000. There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.

In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is United Missouri Bank. Shareholders utilizing check writing are subject to United Missouri Bank's rules governing checking accounts. However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are being provided along with the check writing option.

If you would like to initiate check writing, please call
Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.

Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline.
No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.

A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on 30 days written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums), and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

                  DIVIDENDS AND DISTRIBUTIONS

The Short and Intermediate Series intend to make monthly distributions to their shareholders of net investment income. The Equity Plus Fund intends to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

The monthly distributions for the Short Series' shares are quoted ex-dividend on the business day after record date (the
"ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Series generally one week after the ex-date.

The Intermediate Series will declare daily dividends for shareholders of record. The Intermediate Series' dividend payable date, and the day that dividends are reinvested for shareholders who have made this election is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares and continue to accrue dividends through, and including, the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends, through and including the day of redemption, will be paid as part of the redemption proceeds.

Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Because the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as
dividend income or capital gain.   You may separately elect to
reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

              SHAREHOLDER REPORTS AND INFORMATION

The Funds will provide the following statements and reports:

Confirmation and Account Statements. After each transaction that affects the account balance or account registration, including the payment of dividends, you will receive a confirmation statement.

Form 1099. By January 31 of each year, all shareholders will receive Form 1099 which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.

Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

Reports to Depository Institutions. Shareholders of the Short or Intermediate Series who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Series' investments considering regulatory risk-based asset categories.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137.

                       RETIREMENT PLANS

The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee (including SAR-SEPs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.

                SERVICE AND DISTRIBUTION PLANS

Each Fund has adopted a Distribution and Services Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Any distribution and servicing related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

                             TAXES

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute annually substantially all of its net investment income and net capital gains on a current basis.

All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Each Fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, none of the Short or Intermediate Series' distributions are expected to qualify for such tax-free treatment, and only an insignificant amount of the Equity Plus Fund's distributions are expected to so qualify.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                       CAPITAL STRUCTURE

The Smith Breeden Trust, which issues shares in the Equity Plus Fund, and the Smith Breeden Series Fund, which issues shares in the Short and Intermediate Series, are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of the Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.

The Trustees have the authority to issue shares in an unlimited number of series of either the Series Fund or Trust. Each such series of shares may be further divided into classes. The assets and liabilities of each such series will be separate and distinct. All shares when issued are fully paid, non assessable, and redeemable and have equal voting, dividend and liquidation rights.

Shareholders of the separate series of the Series Fund or Trust will vote together in electing trustees and in certain other matters. Shareholders in each series of the Series Fund should be aware that the outcome of the election of trustees and of certain other matters could be controlled by the shareholders of the other series. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

Although neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove trustees, or to take other actions as provided in the respective Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a trustee, both the Series Fund and Trust have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.

               TRANSFER AND DIVIDEND DISBURSING
                     AGENT, CUSTODIAN AND
                   INDEPENDENT ACCOUNTANTS

FPS Services, Inc. ("FPS Services" or the "Transfer Agent"), 3200 Horizon Drive, King of Prussia, PA 19406, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte & Touche, LLP, has been selected to serve as independent auditors of the Company for the fiscal year ending March 31, 1997.

FUND PERFORMANCE

Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in
advertisements or communications to shareholders.   An average
annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

The Short and Intermediate Series may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by the Short or Intermediate Series' portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Series' shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.

The Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes as well as in publications of a local or regional nature, may be used in comparing Fund performance.

The Equity Plus Fund's total return may also be compared to the returns of such indices as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Nasdaq Composite OTC Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. The Short Series' total return may also be compared that of taxable money funds as quoted in Donaghue's Money Fund Report and to total returns for the six month U.S. Treasury as published by Merrill Lynch or other suppliers. The Intermediate Series' return will most likely be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes
as published by various brokerage firms and others.   Further
information on performance measurement may be found in the relevant Statement of Additional Information.

Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.

APPENDIX A

Hedging Instruments and Transactions (Short and Intermediate
Series and Equity Plus Fund's Fixed Income Segment)

Hedging and risk management techniques require different skills from those involved in the selection of portfolio securities. One such skill is the ability to predict the correlation of interest rate changes between markets. The Adviser has been engaged in hedging target duration portfolios for more than ten years. There can be no assurance that the Adviser will accurately predict market movements which accompany interest rate changes, in which event a Fund's overall performance may be less than if the Fund had not entered into hedging transactions.


Interest Rate and Mortgage Swaps, Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating-rate payments for fixed-rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

The Short or Intermediate Series will enter into interest rate swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fixed Income Segment of the Equity Plus Fund may enter into interest rate swaps on other than a net basis.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. There can be no assurance that the Funds will be able to enter into interest rate swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that any of the Funds will be able to terminate an interest rate swap or sell or offset interest rate caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

Inasmuch as these hedging transactions are entered into for hedging purposes, the Adviser and the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. To the extent that the Fixed Income Segment of the Equity Plus Fund enters into interest rate swaps on other than a net basis, the amount maintained in its segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

The Short and Intermediate Series will not write interest rate caps, floors and collars and will not enter into any interest rate swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's Investors Service, Inc., at the time of entering into such transaction. The Fixed Income Segment of the Equity Plus Fund may enter into such transactions with counterparties who are rated at least A by Moody's and S&P at the time of entering into the contract. The Funds and the Adviser will closely monitor, subject to the oversight of the Board of Trustees, the creditworthiness of the contract counterparties in order to minimize risk.

If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest-rate swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Funds thus assume the risk that one of them may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Funds will still treat these instruments as illiquid investments subject to the limitation on such investments described in the Prospectus at "Illiquid Securities".

Calls and Puts on Securities. In order to reduce fluctuations in net asset value and portfolio holdings relative to their targeted option-adjusted duration, a Fund may purchase call or put options or sell options where it owns the security which is the subject of the option (a "covered option") on United States Treasury securities, mortgage-backed securities and Eurodollar instruments that are traded on United States and foreign-securities exchanges and in over-the-counter markets
("OTC Options").   A Fund will not sell options which are not
covered. The premiums paid on call options purchased and any related transaction costs will increase the cost of securities acquired upon exercise of the option, and unless the price of the underlying security rises sufficiently, the options may expire worthless to the Funds.

The Short and Intermediate Series will not purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. A Fund's ability to purchase put and call options may be limited by Internal Revenue Code requirements.

The Adviser monitors the creditworthiness of dealers with whom a Fund would enter into OTC option transactions under the general supervision of the Board of Trustees. The Funds will engage in OTC option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

Futures and Related Options. In order to reduce fluctuations in net asset value of portfolio holdings relative to their targeted option-adjusted durations or to employ temporary substitutes for anticipated future transactions, the Funds may buy or sell financial futures contracts, purchase call or put options, or sell covered call options on such futures. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.

Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on a Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. This ability to terminate positions when the Adviser deems it desirable to do so may be hindered by the lack of existence of a liquid secondary market. Although a Fund will take an options or futures contract position only if the Adviser believes there is a liquid secondary market for the option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. A Fund, therefore, bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for a Fund to incur a loss on both the hedged securities and the hedging instrument.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

The Funds' ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements. See
"Additional Information Regarding Taxation" in the relevant
Statement of Additional Information.

Other Portfolio Strategies (Equity Plus Fund's Equity Simulation
Segment)

Any investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Equity Plus Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Equity Plus Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Equity Plus Fund in units or attached to securities may be deemed to be without value.







               SMITH BREEDEN SERIES FUND

  SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
  SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES

          STATEMENT OF ADDITIONAL INFORMATION

                   FEBRUARY 18, 1997

              100 Europa Drive, Suite 200
         Chapel Hill, North Carolina 27514-2310
                     (919) 967-7221

This Statement of Additional Information contains information pertaining to the Smith Breeden Series Fund
(the "Fund"), a no-load open-end management investment company offering redeemable shares of beneficial interest in two separate series, the Smith Breeden Short Duration
U.S. Government Series (the "Short Series") and the Smith
Breeden Intermediate Duration U.S. Government Series (the
"Intermediate Series").  This Statement of Additional
Information contains information which may be useful to investors and which is not included in the Prospectus of the Smith Breeden Mutual Funds. This Statement of
Additional Information is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Smith Breeden Mutual Funds dated
February 18, 1997, as may be amended from time to time.
This Statement should be read with the Prospectus.

Contents                                           Page

MISCELLANEOUS INVESTMENT PRACTICES AND RISK
CONSIDERATIONS . . . . . . . . . . . . . . . . . . . 2
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . 5
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . 7
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . 7
PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING
PERSONS . . . . . . .  . . . . . . . . . . . . . . . 9
POLICIES REGARDING BROKERS USED IN PORTFOLIO
TRANSACTIONS . . . . . . . . . . . . . . . . . . . .10
ADDITIONAL INFORMATION REGARDING PURCHASES
     AND REDEMPTIONS OF FUND SHARES. . . . . . . . .11
ADDITIONAL INFORMATION REGARDING TAXATION. . . . . .12
STANDARD PERFORMANCE MEASURES. . . . . . . . . . . .14
ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS .18
EXPERTS. . . . . . . . . . . . . . . . . . . . . . .18
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . .18
APPENDIX . . . . . . . . . . . . . . . . . . . . . .19

  MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Investment Policies

The following supplements the information contained in the Prospectus about the investment policies of the Short and Intermediate Series (the "Series"). Terms used herein have the same meanings as in the Prospectus.

The Fund's Prospectus states that the Series may engage in each of the following investment practices. However, the fact that the Series may engage in a particular practice does not necessarily mean that it will actually do so.

Repurchase Agreements. The Series may invest in repurchase agreements. A repurchase agreement is a contract under which a Series acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Series to resell such security at a fixed time and price (representing the Series' cost plus interest). It is the Series' present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. Government or its agencies or instrumentalities.
Repurchase agreements may also be viewed as loans made by a Series which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Series could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Series may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Series is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Forward Commitments. The Series may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued" and "delayed delivery" securities) if a Series holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Series enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Series relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Series of an advantageous return or price. Although a Series will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Series may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so.
A Series may realize short-term profits or losses upon the sale of forward commitments.

Securities Loans. The Series may make secured loans of the Series' securities amounting to not more than 33 1/3% of a Series' total assets thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to a Series an amount equal to any dividends or interest received on securities lent. A
Series retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Series retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Series if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Series may also call such loans in order to sell the securities involved.

Borrowing. The Series may borrow from banks and enter into reverse repurchase agreements or dollar rolls (as described in Appendix A of the Prospectus) up to 33 1/3% of the value of a Series' total assets (computed at the time the loan is made) to take advantage of investment opportunities and for extraordinary or emergency purposes, or for the clearance of transactions. A Series may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Series will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, a Series' investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Series borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Series, the net asset value of the Series' shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

General Characteristics and Risks of Options and Futures

Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period.
A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing Corporation
("OCC") which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

A Series' ability to close out its position as a
purchaser of an exchange-listed option is dependent upon
the existence of a liquid secondary market on option
exchanges.  Among the possible reasons for the absence of
a liquid secondary market on an exchange are (i)
insufficient trading interest in certain options; (ii)
restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions
imposed with respect to particular classes or series of
options or underlying securities; (iv) interruption of
the normal operations on an exchange; (v) inadequacy of
the facilities of an exchange or the OCC to handle
current trading volume, or (vi) a decision by one or more
exchanges to discontinue the trading of options (or a
particular class or series of options), in which event
the secondary market on that exchange (or in that class
or series of options) would cease to exist, although
outstanding options on that exchange that had been listed
by the OCC as a result of trades on that exchange would
generally continue to be exercisable in accordance with
their terms.  OTC Options are purchased from or sold to
dealers or financial institutions which have entered into
direct agreement with a Series.  With OTC Options, such
variables as expiration date, exercise price and premium
will be agreed upon between the Series and the
transacting dealer, without the intermediation of a third
party such as the OCC.  If the transacting dealer fails
to make or take delivery of the securities underlying an
option it has written, in accordance with the terms of
that option as written,  a Series would lose the premium
paid for the option as well as any anticipated benefit of
the transaction.  OTC Options and their underlying
securities are considered illiquid.   A Series will
engage in OTC Option transactions only with primary
United States Government securities dealers recognized by the Federal Reserve Bank of New York. The Adviser monitors the creditworthiness of dealers with whom a Series enters into OTC options transactions under the general supervision of the Fund's Board of Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options. As a purchaser of an interest rate futures contract, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be).
A futures contract sale creates an obligation by a Series, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be).
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date.
If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short or Intermediate Series will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Short or Intermediate Series upon the proper termination of the futures contract. The margin deposits made are marked to market daily and a Series may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash, U.S. Government securities or other liquid high-grade debt securities, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Series has insufficient cash, it may be disadvantageous to do so. In addition, a Series may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Series' ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which the Short or Intermediate Series engages in transactions in futures or options, either Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.
Transactions are entered into by a Series only with broker or financial institutions deemed creditworthy by the Adviser.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Series' position. In addition, futures and futures option markets may not be liquid in all circumstances.
As a result, in volatile markets, a Series may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Short or Intermediate Series to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured.

In order to achieve its investment objective, a Series may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

The Series will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the expected volatility relationship between the Series and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, the Short or Intermediate Series will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value.
Income earned by the Short or Intermediate Series from its hedging activities generally will be treated as capital gains.

                INVESTMENT RESTRICTIONS

The following restrictions (except as noted) have been adopted as fundamental policies for the Series, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Series, as the case may be (as defined in the Investment
Company Act). A Series may not (except that none of the following investment restrictions shall prevent a Series from investing all of its assets (other than assets which are not "investment securities" as defined in the Investment Company Act) in an open-end investment company with substantially the same investment objectives):

1. Issue senior securities, borrow money or pledge its assets, except that the Short or Intermediate
     Series may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets
     (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, he purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of a Series to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets, more than 5% of the Short or Intermediate Series' total assets
     (determined at the time of investment) would then be invested in securities of a single issuer, or
     (ii) 25% or more of a Series' total assets
     (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5.   Purchase any security, other than Mortgage-Backed
     Securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result the Short or Intermediate Series would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

7. Purchase or sell commodities or commodity contracts except for hedging purposes.

8. Invest in interests in oil, gas or other mineral exploration or development program.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except to the extent permitted by the Investment
     Company Act.

11. Make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Short or Intermediate
     Series may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with Qualified Institutions. The Short or Intermediate
     Series will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Series' respective total assets
     (including such loans).

12. Purchase securities on margin (but the Short or Intermediate Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Short or Intermediate Series' net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings as required by applicable laws.

In order to change any of the foregoing restrictions which are fundamental policies, approval must be obtained by shareholders of the Short or Intermediate Series, as the case may be. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of either the Short or Intermediate Series.

In addition, as non-fundamental policies, the Series may not:

     (a) sell over-the-counter options which it does not own;

     (b)  sell options on futures contracts which
          options it does not own; or

     (c) invest in residual interests in a REMIC or a CMO.


Other Policies

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the Short or Intermediate Series may be retained in cash, including cash equivalents which are Treasury bills, and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of the Short or Intermediate Series be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Series may invest up to 15% of its respective total net assets in illiquid securities.

In order to comply with certain "blue sky" restrictions, the Series will not as a matter of operating policy, invest in securities of any issuer if, to the knowledge of a Series, any officer or Trustee of the Fund or the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

The Series may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Series in certain states. Should the Fund determine that a commitment is no longer required or in the best interest of the Fund and its shareholders, the Short or Intermediate Series will revoke the commitment by terminating the sale of shares of the Series in the state involved.

                 TRUSTEES AND OFFICERS

The Board of Trustees has the responsibility for the overall management of the Fund and each of the Series, including general supervision and review of its investment activities. The Trustees, in turn, elect the officers of the Fund who are responsible for administering the day-to-day operations of the Fund.
Trustees and officers of the Fund are identified in the Prospectus.

The table below shows the fees paid to each Director by each Series for 1996 fiscal year. The Trustees do not receive pension or retirement benefits. The Trustees did receive compensation from the other Fund in the Smith
Breeden Mutual Funds in addition to the compensation listed below.

Director       Aggregate Compensation   Aggregate
               from Short Series        Compensation
                                        from Intermediate Series

Stephen M. Schaefer      $31,250                  $6,500
Myron S. Scholes         $33,250                  $2,500
William F. Sharpe        $32,250                  $1,250

The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is determined that they had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or had not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund.

         INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of each Series is Smith Breeden
Associates, Inc. (the "Adviser").   The table in the
Prospectus indicates which officers and Trustees are affiliated persons of the Adviser.

Pursuant to an Investment Advisory Agreement with each Series (the "Advisory Agreement"), the Adviser provides investment research and portfolio management services, including the selection of securities to purchase, hold or sell, and the selection of brokers and dealers through whom portfolio transactions are executed. The Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders periodic reports of both Series' investment activities.
The Adviser, at its own expense, furnishes the Series with office space and office furnishings, facilities and equipment required for managing the business affairs of the Series; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services;
carries fidelity insurance on its own officers and directors for the protection of the Series; and provides certain telephone and other mechanical services. Except for the expense limitation in place through March 31, 1997, each Series bears all expenses related to its operation not borne by the Adviser, as discussed in the Prospectus.

Each Advisory Agreement is in effect until August 1,
1997. Thereafter, it may continue in effect for successive periods not exceeding one year, providing such continuance is specifically approved at least annually by a vote of the Fund's Board of Trustees or by a vote of the holders of a majority of each of the Series' outstanding voting securities, and in either event by a majority of the Fund's Trustees who are not parties to the Agreement or interested persons of any such party
(other than as Trustees of the Fund), cast in person at a meeting called for that purpose. Each Advisory
Agreement may be terminated without penalty at any time by the Fund, on behalf of each Series, or by the Adviser on sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by either
Series in connection with matters to which the Advisory
Agreement relates, except a loss resulting from willful misfeasance, bad faith gross negligence or reckless disregard of duty.

As compensation for the services rendered to each Series by the Adviser under the terms of the Advisory Agreement, and the assumption by the Adviser of the related expenses, each Series pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the respective Series' average daily net asset value. For the last three fiscal years ended March 31, the Adviser received no fees from the Short Series in 1994 or 1995, and received $1,717,748 for the fiscal year ended March 31, 1996. The Short Series, prior to April 1,
1995, indirectly bore investment advisory fees through its investment in the Smith Breeden Short Duration U.S.
Government Fund. On March 31, 1995, this two-tier structure was consolidated, resulting in the Short Series becoming a stand-alone fund. The Adviser received no fees from the Intermediate Series for the fiscal year ended
March 31, 1994, but received $132,174 from the Intermediate Series for the fiscal year ended March 31, 1995 and $256,075 for the fiscal year ended March 31, 1996.

The Intermediate Series prior to August 1, 1994 indirectly bore investment advisory fees through its investment in the Smith Breeden Institutional
Intermediate Duration U.S. Government Fund. On August 1,
1994, this two-tier was eliminated, resulting in the Intermediate Series becoming a stand-alone fund. During the three year period ended March 31, the Adviser reimbursed the Short Series $179,527, $146,256, $364,865 for the periods ended 1994, 1995, and 1996, respectively, under expense limitation provisions. The Intermediate
Series was reimbursed $100,750, $123,390, and $85,364 for the same periods under expense limitation provisions.

Under the terms of its Advisory agreement with each Series, the Adviser also provides certain administrative services. FPS Services, Inc. is the shareholder servicing, accounting, transfer and dividend paying-agent. Each Series' pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to FPS Services are determined by contract as approved by the Trustees.

Bank of New York, 48 Wall Street, New York, NY, 10286 acts as custodian of the securities and other assets of the Portfolio. A custodian's responsibilities include generally safeguarding and controlling a Series' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Series' investments. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Deloitte & Touche, 117 Campus Drive, Princeton, New
Jersey 08540, are the Fund's independent auditors, providing audit services, tax return preparation and other tax consulting services, and assistance and consultation in connection with the review of various
Securities and Exchange commission filings. Ropes & Gray,
One International Place, Boston, Massachusetts,
02110-2624, are legal counsel to the Fund.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS

Listed below are the names and addresses of those shareholders who, to the best knowledge of the Fund, as of June 30, 1996, owned 5% or more of the shares of the Short Duration Series.

Carver Federal Savings Bank
2815 Atlantic Avenue
Brooklyn, NY  11207           28.14%

Cascade Savings Bank
2828 Colby Avenue
Everett WA 98201              9.31%

Dell USA L.P
2112  Kramer Lane
Austin Texas, 78758           5.68%

Hemet Federal Savings & Loan
 445 E. Florida  Ave.
Hemet, CA 92543               6.75%

Watsonville Federal
Savings & Loan
35 East Lake Avenue
Watsonville, CA  95076        6.49%

The Officers and Trustees of the Fund together as a group owned less than 1.00% of the shares of the Short Duration
Series as of June 30, 1996.

Listed below are the names and addresses of those shareholders, who as of March 31, 1996, to the best knowledge of the Fund, owned 5% or more of shares of the Intermediate Series.

Roosevelt Bank
900 Roosevelt Pkwy
Chesterfield, MO             70.72%

Public School Retirement
System
1 Mercantile Ctr.
St. Louis, MO                18.79%

The Officers and Trustees of the Fund together as a group owned less than 1.00% of the shares of the Intermediate
Duration Series as of June 30, 1996.



Potential Conflicts of Interest

Principals of the Adviser as individuals own approximately 67% of the common stock of Financial
Research Corporation, the holding company for Harrington
Bank, FSB (the "Association").  As of May 31, 1996, the
Association had total assets of $356 million. The
Association invests in assets of the same types as those to be held by the Series.

Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of Community First Financial Group, Inc., ("CFFG") the holding company for certain banks and thrifts, to which the Adviser renders certain Investment Advisory Services.
The Fund will transact no business directly or indirectly with either CFFG or the banks and thrifts which it owns. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Series.

The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Short or Intermediate Series, or different from both
Series, but trading in the same type of securities and instruments. Portfolio decisions and results of both
Series' investments may differ from those of such accounts managed by the Adviser. When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Short or Intermediate Series.

      POLICIES REGARDING BROKERS USED IN PORTFOLIO
TRANSACTIONS

Under the Advisory Agreement, the selection of brokers and dealers to execute transactions on behalf of a Series is made by the Adviser in accordance with criteria set forth in the Advisory Agreement and any directions which the Board of Trustees may give. However, each of the Series do not anticipate that it will incur a significant amount of brokerage expense because brokerage commissions are not normally incurred on investments in Mortgage
Securities, which are generally traded on a "net" basis;
that is, in principal amounts without the addition or deduction of brokerage commissions. The Short and Intermediate Series paid $46,156 and $3,483, respectively, in brokerage commissions on futures and options for the year end March 31, 1996. For the year end March 31, 1995, the Short and Intermediate Series paid $0 and $3,483, respectively in brokerage commissions. Neither Series paid any brokerage commissions for the year ended March 31, 1994. Prior to March 31, 1995, the Short Series paid brokerage commissions indirectly by virtue of its investment in the Smith Breeden Short Duration U.S. Government Fund. Prior to August 1, 1994, the Intermediate Series paid brokerage commissions indirectly by virtue of its investment in the Smith Breeden Institutional Intermediate U.S. Government
Fund. (See "Investment Advisory and Other Services".)

When placing a portfolio transaction, the Adviser attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Short or Intermediate Series is negotiated between the Adviser and the broker executing the transaction. The Adviser seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions.
The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size.

Securities may be purchased directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account.
Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. No broker or dealer affiliated with the Portfolio or with the Adviser may purchase securities from, or sell securities to, the Portfolio.

When it is felt that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may decide to execute transactions through brokers or dealers who provide quotations and other services to the Short or Intermediate Series, specifically including the quotations necessary to determine each of the Series' net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to both Series in such amount of total brokerage as may reasonably be required.

The Adviser conducts extensive proprietary fixed income research with emphasis on mortgage-backed securities.
The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The Adviser uses multiple electronic quotation services for trading and pricing purposes. The
Adviser pays for these services directly out of its advisory fees. The Adviser is not involved in any soft dollar arrangements. The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.


            ADDITIONAL INFORMATION REGARDING
        PURCHASES AND REDEMPTIONS OF FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of either Series must be denominated in U.S. Dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Dividend checks which are returned to the Fund marked
"unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.

Redemptions in Kind

The Series have committed themselves to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of either
Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of either Series in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of either Series. In such circumstances, the securities distributed would be valued at the price used to compute the Short or Intermediate Series' net assets. Should the Short or Intermediate Series do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Principal Underwriter

FPS Broker Services, Inc. (the "Principal Underwriter"),
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA
19406-0903, is the principal underwriter for the Fund, and is acting on a best efforts basis. The Principal
Underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

The Fund's underwriting agreement with the Principal
Underwriter provides that the Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws;
preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.
See the description of the Distribution Plan in the Prospectus. The Principal Underwriter acts as the agent of both the Series in connection with the sale of their shares in all states in which the shares are qualified and in which the Principal Underwriter is qualified as a broker-dealer. Under the underwriting agreement, the Principal Underwriter may accept orders for either Series shares at the offering price. The Principal Underwriter may enter into agreements with other broker-dealers for the sale of Short or Intermediate Series shares by them.

The Principal Underwriter is paid approximately $17,000 in total by the Adviser for its services to the two
Series. In addition, for the year March 31, 1996, the Principal Underwriter received no sales charges or commissions.

Calculation of Net Asset Value

As noted in the Prospectus, the Series will generally calculate their net asset value as of the close of trading each Monday through Friday that the Adviser and Transfer Agent are open for business and sufficient trading takes place to impact the value of the Short or Intermediate Series assets. As of the date of this Statement, current holiday schedules indicate that the net asset value will not be calculated on:
New Year's Day, Presidents' Day, Martin Luther King Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Columbus Day, Veteran's Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve, and Christmas
Day.

Reinvestment Date

The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has his dividends reinvested. This date will vary from month to month and is not necessarily the same date as the record date or the payable date for cash dividends.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to (a) require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or account with a court of competent jurisdiction or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

       ADDITIONAL INFORMATION REGARDING TAXATION

Taxation of the Series

For federal income tax purposes, each Series will be
treated as a separate corporation.   Each Series intend
to qualify each year and elect to be treated as regulated investment companies ("RICs") for federal income tax purposes. To so qualify, the Series must, among other things: (i) derive at least 90% of their gross income for each taxable year from dividends, interest,payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (ii) generally derive less than 30% of their gross income for each taxable year from gains from the sale or other disposition of securities and certain other investments held for less than three months; and
(iii) diversify their holdings so that at the end of each quarter of the taxable year (A) at least 50% of the value of each Series' assets would be represented by cash, U.S.
Government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of each Series' assets nor more than 10% of the voting securities of such issuer and (B) not more than 25% of the value of each Series' assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).

The requirement that each Series derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Rule") may cause the Short or Intermediate Series to (i) hold certain investments that it otherwise would have sold or
(ii) sell certain investments that it otherwise would have held. In addition, if the Short or Intermediate
Series were to experience a large quantity of share redemptions during a taxable year, either Series may have difficulty satisfying the Short-Short Rule during that year. If the Short or Intermediate Series fails to satisfy the Short-Short Rule in a taxable year, it would lose its RIC status for that year. Each Series, however, will endeavor to select investments for sale during a taxable year in such a way that they will satisfy the Short-Short Rule.

If the Series qualify as RICs and distribute to their shareholders at least 90% of its net investment income
(including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses), then the Series will not be subject to federal income tax on the income so distributed. However, the Series will be subject to corporate income tax on any undistributed income. In addition, either Series would be subject to a nondeductible 4% excise tax on the amount by which the income it distributed in any calendar year would be less than a minimum distribution amount. The minimum distribution amount required to avoid the excise tax for a calendar year equals the sum of (i) 98% of a Series' ordinary income (excluding tax-exempt interest income) for such calendar year; (ii) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 (or another date if elected by a Series) of each year; and (iii) 100% of the undistributed ordinary income and gains from prior years. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, either Series will be treated as having been distributed.

Both Series intend to distribute sufficient income so as to avoid corporate income tax and excise tax. The Short
Series may be subject to a 4% excise tax to the extent that the amount of ordinary income distributed during the calendar year is less than 98% of the ordinary income
(excluding tax-exempt interest income) for the year.  The
Short Series will endeavor to pay dividends in such a manner that an excise tax will not be incurred. The
Short Series also may elect to retain all or a portion of their net capital gain, as described under "Taxation of Shareholders Distributions" below.

Any capital losses resulting from the disposition of securities can be used only to offset capital gains and cannot be used to reduce a Series' ordinary income. Such capital losses may be carried forward for eight years.
If any capital losses have not been utilized at the time a Series terminates, such capital losses will become unusable.

Taxation of Shareholders

Distributions. In general, all distributions to shareholders attributable to the Short or Intermediate
Series' net investment income (including any tax-exempt interest income distributed) will be taxable as ordinary dividend income whether paid in cash or in additional shares.

To the extent either Series does realize net capital gains, it intends to distribute such gains at least annually and designate them as capital gain dividends.
Capital gain dividends are taxable as capital gains, whether paid in cash or in additional shares, regardless of how long the shares have been held. The Short or Intermediate Series may elect to retain net capital gains and pay corporate income tax thereon. In such event, the Short or Intermediate Series would most likely make an election that would require each shareholder of record on the last day of the Series' taxable year to include in income for tax purposes his proportionate share of the Series' undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Series against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 66% of his proportionate share of the undistributed net capital gain.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving an equivalent amount of cash. In general, the basis of such shares will equal the amount of cash that the shareholder would have received if he had elected to recieve distributions in cash.

Liquidating distributions which in the aggregate exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives, in the aggregate, liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent. Dividends and other distributions by either the Short or Intermediate Series are generally taxable to the shareholders at the time the dividend or distribution is made.

If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically a return of part of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a distribution.

Sales of Shares. In general, if a share is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. However, any loss recognized by a shareholder within six months of purchasing the shares will be treated as a long-term loss to the extent of any long-term capital gain distributions received by the shareholder and the shareholder's share of undistributed long-term capital gains. In addition, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any gain or loss realized upon a sale of shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss.

If a shareholder exchanges shares of one fund in the Smith Breeden Mutual Funds for shares of another fund, the shareholder generally will recognize gain or loss as if the shares had been redeemed.

Tax-Exempt Investors. If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in the Short or Intermediate Series for the year would equal the total income recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt
Investor's average acquisition debt balance to the average tax basis of its shares for the year. A
Tax-Exempt Investor generally is subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Consequences of Certain Fund Investments

Hedging Transactions.   Each Series intends to engage in
various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Series as well as listed non-equity options written or purchased by a Series on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section
1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Series on the last business day of each taxable year of the Series will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions. When a Series holds an option or contract governed by section 1256 which substantially diminishes the Series' risk of loss with respect to another position of the Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of Section 1092 might result in deferral of losses, adjustments in the holding periods of the Series' securities and conversion of short-term capital losses into long-term capital losses. Either Series may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section
1092. The extent to which a Series is able to use such hedging techniques may be limited by the Short-Short
Rule, which is discussed above. In determining compliance with the Short-Short Rule, however, gains from certain types of hedging positions that are part of designated hedges and are held by a Series for less than three months will be netted against losses (whether recognized or unrecognized) incurred with respect to the offsetting position in the designated hedge. That special netting provision, if employed by a Series, could reduce the risk that active hedging techniques will run afoul of the Short-Short Rule.

The character of the Short or Intermediate Series' taxable income will in most cases be determined on the basis of reports made to the Series by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Series may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Series.

The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both
Series and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Series or to all categories of investors, some of which maybe subject to special rules. Investors should consult their own tax advisers regarding the tax consequences to them of investments in shares.

             STANDARD PERFORMANCE MEASURES

Performance

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the past performance of either Series. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange
Commission ("SEC"). These rules require the use of standardized performance quotations or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one, five, and ten year periods (or for the life of a Series, if shorter) that would equate an initial hypothetical
$250 investment to its ending redeemable value. The calculation assumes no sales charge is deducted from the initial $250 purchase order, capital gains and all income dividends are reinvested at net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period and the deduction of all applicable charges and fees.

The Series' average annual compounded rate of return is determined by reference to a hypothetical $250 investment, according to the following formula:

                     P(1+T)n = ERV
     where:

          P    =    a hypothetical initial payment of
                    $250
          T    =    average annual total return
          n    =    number of years
          ERV  =    ending redeemable value of a
                    hypothetical $250 payment made at
                    the beginning of the 1, 5, or 10
                    year periods at the end of said 1,
                    5, or 10 year  periods (or
                    fractional portion thereof).

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual aggregate return for a specified period as opposed to its average return over certain periods.

Yield

Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the offering price or net asset value per share, as the case may be, on the last day of the period and analyzing the result, according to the following formula:

               Yield = 2 [(a-b + 1)6 -1]
                           cd
     where:
               a    =    dividends and interest earned
                         during the period.
               b    =    expenses accrued for the period
                         (net of reimbursements).
               c    =    the average daily number of
                         shares outstanding during the
                         period that were entitled to
                         receive dividends.
               d    =    the maximum offering price or
                         net asset alue per share, as
                         the case may be, on the last
                         day of the period.

The following table shows the average annual total return for the periods stated, and yield for the Series for the 30-day period ended March 31, 1996.

              AVERAGE ANNUAL TOTAL RETURN

               ONE YEAR  THREE YEARS    INCEPTION 	30-DAY
                                                  	YIELD


SHORT SERIES   4.95%          5.06%       5.20%          5.81%


INTERMEDIATE
SERIES         9.69%          6.61%       8.62%          6.41%

The investment results of the Series, like all others, fluctuate over time. Thus, performance figures should not be considered to represent what an investment may earn in the future or what the Short or Intermediate Series' yield or total return may be for any future period.

Current Distribution Rate

Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which will be paid to the Series' shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Series during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains and net equalization credits and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify a Series volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Series to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than
1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Series' excess return (relative to T-Bills) divided by the standard deviation of its returns.

Comparisons and Advertisements

To help investors better evaluate how an investment in a Series might satisfy their objective, advertisements regarding either Series may discuss various measures of a Series' performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages.
The following publications, indices, and averages may be used:

a)   Lipper - Mutual Fund Performance Analysis,
     Lipper-Fixed Income Analysis, and Lipper Mutual
     Fund Indices - measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b)   CDA Mutual Fund Report, published by CDA Investment
     Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return
     (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

d)   Financial publications:  Barron's, Business Week,
     Changing Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

e) Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact
     Book.

h) Salomon Brothers Broad Bond Index - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.
     All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i)   Salomon Brothers Mortgage Index - The Salomon
     Brothers Mortgage Index measures only the mortgage component of the Salomon Brothers Broad Bond Index.

j) Salomon Brothers Composite High Yield Index or its component indices -The High Yield Index measures yield, price and total return for Long-Term
     High-Yield Index, Intermediate-Term High-Yield
     Index and Long-Term Utility High-Yield Index.

k) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l)   Lehman Brothers Government/Corporate Bond Index.

m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

n) Other taxable investments including certificates of deposit (CD's), money market deposit accounts
     (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o) Historical data supplied by the research departments of Lehman Brothers, First Boston
     Corporation, Morgan Stanley, Salomon Brothers,
     Merrill Lynch, Goldman Sachs, Prudential Securities and Donaldson Lufkin and Jenrette.

p) Donoghues's Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan
     Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Series' portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Series to calculate its figures. In addition there can be no assurance that a Series will continue its performance as compared to such other averages.

Shareholders should note that the investment results of the Short or Intermediate Series will fluctuate over time, and any presentation of a Series' current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period. Shareholders should also note that although the Series believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks. (See "Investment
Objectives and Policies of the Fund - Risks of Mortgage
Securities" in the Fund's Prospectus.)

   ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS

As the investments permitted to the Series are primarily in mortgage securities issued or guaranteed by the U.S.
Government or its agencies and instrumentalities, the shares of either the Short or Intermediate Series may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks.
 Either Series may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either Series should refer to the applicable laws and regulations governing its operations in order to determine if a Series is a permissible investment.

                        EXPERTS

The financial statements of both the Short and Intermediate Series and related notes thereto included in this Statement of Additional Information have been so included in reliance upon the report of Deloitte & Touche
LLP, independent auditors, given in authority of said firm as experts in auditing and accounting.

                  FINANCIAL STATEMENTS

The financial statements of the Fund are attached and follow the Appendix.

                        APPENDIX

Description of Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
          Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
     Uncertainty of position characterizes bonds in this class.

B -  Bonds which are rated B generally lack
     characteristics of the desirable investment.
     Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -     Bonds which are rated Caa are of poor
          standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Standard & Poor's Corporation's corporate bond ratings:

AAA -     This is the highest rating assigned by
          Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

BB, B, CCC, CC -
     Bonds rated BB, B, CCC and CC are regarded, on balance, predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.






                SMITH BREEDEN SHORT DURATION
                  U.S. GOVERNMENT SERIES
                      ANNUAL REPORT


                           PERFORMANCE REVIEW

The Smith Breeden Short Duration U.S. Government Series provided a total return of 4.95% in the year ended March 31, 1996, while the return on the Series' benchmark, the six month U.S. Treasury Bill, was 5.96%. The Series' annualized return from inception on March 31, 1992 through March 31, 1996 was 5.20%, while the benchmark six month Treasury Bill's annualized return over the same period was 4.58%.

The Series underperformed its benchmark by 1.01% in the year ending March 31, 1996. The Series invests in mortgage securities, and its performance relative to its benchmark is adversely affected when the price of mortgage securities appreciates by less than the price of Treasury securities in a falling interest rate environment.
This is what occurred during 1995. The yield on the ten year U.S. Treasury Note fell from 7.19% in March 1995 to 5.58% in December 1995, or 1.61% in total. Over the same period the yield on par coupon FNMA thirty year fixed-rate mortgages (that is, mortgage securities which are priced at 100 or par) fell 1.46% from 8.26% to 6.80%. Mortgage securities underperformed U.S. Treasury securities due to investors' concerns about prepayment risk. Prepayment risk is the risk that homeowners will take advantage of lower interest rates to prepay their mortgages. The mortgage investor is at a disadvantage since the funds from these payments can be reinvested only at a lower yield.


THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE SERIES' INDEX ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS DESCRIBED BELOW IN ACCORDANCE WITH REG. 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
SHORT SERIES VERSUS THAT OF ITS BENCHMARK, THE SIX MONTH US TREASURY BILL. FROM INCEPTION OF MARCH 31, 1992 THROUGH MARCH 31, 1996, AN INVESTMENT
OF $10,000 IN THE SERIES WOULD HAVE GROWN TO $12,254, VERSUS $11,964, IF INVESTED IN THE SIX MONTH US TREASURY BILL. THE RETURN IN THE SERIES IS NET OF FEES AND SALES CHARGES; THE RETURN OF THE SIX MONTH US TREASURY DOES NOT REFLECT FEES OR TRANSACTION COSTS. THE ANNUALIZED ONE YEAR RETURN FOR THE SERIES IS 4.95%, THE ANNUALIZED THREE YEAR RETURN IS
5.06%, AND THE ANNUALIZED RETURN SINCE INCEPTION IS 5.20%.


During the first quarter of 1996 the yield on the ten year U.S. Treasury Note began to climb, rising to 6.32% on March 31, 1996.
The Series' performance for the quarter was in line with its benchmark, providing a return of 1.26% as compared with the U.S. Treasury Bill return of 1.20%. Prepayment concerns dissipated somewhat with the increase in interest rates, but yields on mortgages remained at relatively high levels when compared with U.S. Treasury securities, which precluded the Series' outperforming the benchmark by a large margin. The short duration of the Series provided superior performance in the quarter relative to the universe of bonds, however, as rising interest rates produced losses for investors holding U.S. Treasury securities with maturities of three years or more.

The portfolio turnover rate for the Series was 225% for the year. This measure, which is calculated by dividing the lesser of portfolio purchases and sales for the year by average net assets, provides an indication of how much active trading is conducted in a portfolio. In order to meet the Series' objective of providing a return exceeding that of the Series' benchmark, while maintaining the same approximate interest rate risk as the benchmark, the Series aims to own at any given time those mortgage securities offering a superior risk-adjusted yield. Hence, short term opportunities to exchange mortgage securities with a lower risk-adjusted yield for those with a higher risk-adjusted yield are exploited whenever it is economical and prudent to do so. Equally, when the mortgage securities sector as a whole offers a superior yield to U.S. Treasury securities, the Series will increase its holdings of mortgages as a percentage of net assets. Accordingly, the Series took advantage of rising yield spreads to increase its holdings of mortgages, and the Series' holdings of mortgages as a percent of net assets rose from 107% in March 1995 to 122% in March 1996. The weight of GNMA adjustable-rate securities in the portfolio also increased as the yields offered on these securities relative to estimated prepayment risk increased.

As actively as the Series may trade in the mortgage market, the securities purchased and sold are of the highest credit quality, can be priced using reliable sources. Transaction costs are therefore relatively small, especially in relation to the yield advantage. In addition, whenever a trade is executed, and on a daily basis, the hedges in the portfolio are evaluated to ensure that the Series continues to maintain its interest rate risk target at a level approximating that of the six month U.S. Treasury Bill. In the next fiscal year, the Series will continue to maintain this strategy, which has resulted in a positive return over all calendar quarters since the Series' inception.





SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
SCHEDULE OF INVESTMENTS                                    MARCH 31, 1996


                                                                Market
Face Amount              Security                                Value

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - 120.94%

               FEDERAL HOME LOAN MORTGAGE CORP. - 24.92% *

               FHLMC GOLD:
$44,000,000    6.50%, due (a) ............................    $41,896,250
  7,000,000    7.00%, due (a) ............................      6,833,750
  3,909,482    7.50%, due 6/1/24 to 10/1/25 ..............      3,906,185
  1,142,037    8.00%, due 9/1/24 to 5/1/25 ...............      1,163,917
  1,470,825    8.50% Balloon Mortgages,
                      due 4/1/96 to 11/1/96 ..............      1,471,228

               TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
                (Cost $56,327,564)........................     55,271,330

               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.96% *

               FNMA:
 30,808,916    7.50%, due 8/01/25 to 9/1/25 ..............     30,763,387

               FNMA ARM:
    410,630    7.136%, due 12/1/15 .......................        416,551
    546,625    7.571%, due 1/1/18 ........................        558,693
    634,882    7.692%, due 6/20/20 .......................        654,061
    200,693    7.839%, due 12/1/26 .......................        208,135

               FNMA INTEREST ONLY **:
  1,988,264    9.00%, due 7/25/21 ........................        590,476

               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (Cost $32,977,247)........................     33,191,303

               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 81.06% *

               GNMA:
 27,238,097    7.00%, due 11/15/22 to 3/15/24 ............     26,560,093
  1,689,664    9.50%, due 7/15/09 to 4/15/25 .............      1,832,898

               GNMA ARM:
 98,681,809    5.50%, due 10/20/25 to 3/20/26 ............     97,726,368
 33,917,962    6.00%, due 7/20/25 to 9/20/25 .............     34,109,528
 19,212,423    7.00%, due 5/20/25 ........................     19,589,106

               TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (Cost $180,387,686).......................    179,817,993

               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (Cost $269,692,497).......................    268,280,626

Notional
Amount         INTEREST RATE SWAP CONTRACTS - 0.24%

$20,000,000    Contract dated 6/22/93 with Prudential
               Global Funding,Expires 6/22/98 ............        197,553
 20,000,000    Contract dated 8/31/93 with Salomon Swapco,
               Expires 8/31/00 ...........................        725,807
 20,000,000    Contract dated 12/2/93 with Morgan Guaranty,
               Expires 12/2/00 ...........................        387,516
 40,000,000    Contract dated 5/15/95 with Salomon Swapco,
               Expires 5/15/05 ...........................       (786,983)

               TOTAL INTEREST RATE SWAP CONTRACTS ........        523,893


               THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS - 0.76

$40,000,000    Contract with Salomon SwapCo, expires 11/1/96,
               Strike rate 5.00% .........................        113,600
 40,000,000    Contract with Salomon SwapCo, expires 11/15/97,
               Strike rate 5.00% .........................        504,360
 40,000,000    Contract with Morgan Guaranty, expires 10/15/98,
               Strike rate 5.00% .........................      1,060,800

               TOTAL THREE-MO. LIBOR INTEREST RATE CAP CONTRACTS
                (Cost $1,875,834).........................      1,678,760

Contracts      FUTURES OPTION CONTRACTS - 0.35%

         50    Call on 10 Year UST Note futures,
               expires 6/96, strike price $116............            781
         50    Call on 10 Year UST Note futures,
               expires 6/96, strike price $117............            781
        100    Put on 10 Year UST Note futures,
               expires 6/96, strike price $109............        117,187
        100    Put on 10 Year UST Note futures,
               expires 6/96, strike price $110............        173,438
         50    Put on 10 Year UST Note futures,
               expires 6/96, strike price $111............        121,094
        100    Put on 10 Year UST Note futures,
               expires 6/96, strike price $112............        325,000
         50    Put on 30 Year UST Bond futures,
               expires 6/96, strike price $108............         28,125

               TOTAL FUTURES OPTION CONTRACTS
                (Cost $249,908) ..........................        766,406

               TOTAL INVESTMENTS (Cost $271,818,239) .....    271,249,685

Face Amount    REVERSE REPURCHASE AGREEMENTS- (0.45%):
($1,000,000)   FHLMC, 5.51%, due 4/4/96 dated 3/29/96 ....     (1,000,000)

               TOTAL REVERSE REPURCHASE AGREEMENTS .......     (1,000,000)

               OTHER LIABILITIES LESS CASH AND OTHER ASSETS -
                (21.84%)..................................    (48,424,549)

               NET ASSETS - 100.00%                          $221,825,136


* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 1996. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

**    Represents an interest only stripped mortgage-backed security.


(a)   To be announced


      Portfolio Abbreviations:
      ARM      -   Adjustable-Rate Mortgage
      FHLMC    -   Federal Home Loan Mortgage Corporation
      FNMA     -   Federal National Mortgage Association
      GNMA     -   Government National Mortgage Association


  The accompanying notes are an integral part of these financial statements.






SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1996


ASSETS:
   Investments at market value (identified
      cost $271,818,239)(Note 1)......................     $271,249,685
   Cash...............................................          514,603
   Receivables:
      Variation margin on futures contracts (Note 1)..           58,000
      Interest........................................        1,352,131
   Deferred organization expenses (Note 1)............            9,548
        TOTAL ASSETS..................................      273,183,967

LIABILITIES:
   Reverse repurchase agreement (Note 1)..............        1,000,000
   Payables:
      Securities purchased............................       50,014,306
      Swap interest...................................           92,380
      Due to adviser (Note 3).........................          113,212
   Accrued expenses...................................          138,933
        TOTAL LIABILITIES.............................       51,358,831

NET ASSETS:
   (Applicable to outstanding shares of 22,769,456
      unlimited number of shares of beneficial
      interest authorized; no stated par).............     $221,825,136
   Net asset value, offering price and redemption
      price per share ($221,825,136 / 22,769,456).....            $9.74

SOURCE OF NET ASSETS:
   Paid in capital....................................     $229,328,831
   Accumulated net realized loss on investments.......       (6,435,945)
   Net unrealized depreciation of investments.........       (1,067,750)
        NET ASSETS....................................     $221,825,136


The accompanying notes are an integral part of these financial statements.






SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1996


INVESTMENT INCOME:
   Interest and discount earned, net of premium
   amortization and interest expense (Note 1) ....       $17,326,843

EXPENSES:
   Advisory fees (Note 3).........................         1,717,748
   Accounting and pricing services fees...........            73,827
   Custodian fees.................................            76,145
   Audit and tax preparation fees.................            92,199
   Legal fees.....................................            80,126
   Amortization of organization expenses (Note 1).             9,629
   Transfer agent fees............................            33,767
   Registration fees..............................            24,996
   Trustees fees and expenses.....................           103,888
   Insurance......................................            31,961
   Other..........................................            34,641

       TOTAL EXPENSES BEFORE REIMBURSEMENT........         2,278,927
       Expenses reimbursed by Adviser (Note 3)....          (364,865)
       NET EXPENSES...............................         1,914,062
       NET INVESTMENT INCOME .....................        15,412,781

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments...............         4,639,312
   Change in unrealized appreciation of
     investments..................................        (8,342,309)
   Net realized and unrealized loss on
     investments..................................        (3,702,997)
   Net increase in net assets resulting
     from operations..............................       $11,709,784



The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1996 AND 1995


                                             Year Ended       Year Ended
                                            March 31, 1996   March 31, 1995
OPERATIONS:
         Net investment income.............    $15,412,781      $13,504,268
         Net realized gain (loss)
         on investments....................      4,639,312       (1,414,168)
         Change in unrealized appreciation
         (depreciation) of investments.....     (8,342,309)       1,365,349
         Net increase in net assets
         resulting from operations.........     11,709,784       13,455,449

DISTRIBUTIONS TO SHAREHOLDERS:
         Dividends from net investment
         income............................    (15,412,781)     (13,504,268)
         Dividends in excess of net
         investment income.................       (269,331)             (90)
         Total distributions...............    (15,682,112)     (13,504,358)

CAPITAL SHARE TRANSACTIONS:
         Shares sold.......................     93,214,276       94,549,923
         Shares issued on reinvestment of
         distributions.....................      3,773,450        4,346,125
         Shares redeemed...................    (89,621,927)     (98,582,965)
         Increase in net assets resulting
         from capital share
         transactions (a)..................      7,365,799          313,083
TOTAL INCREASE IN NET ASSETS...............      3,393,471          264,174

NET ASSETS:
         Beginning of year.................    218,431,665      218,167,491
         End of year.......................   $221,825,136     $218,431,665

(a)  Transactions in capital shares were as follows:
         Shares sold.......................      9,500,348        9,582,171
         Shares issued on reinvestment
         of distributions..................        386,101          441,809
         Shares redeemed...................     (9,167,732)     (10,018,137)
         Net increase......................        718,717            5,843
         Beginning balance ................     22,050,739       22,044,896
         Ending balance....................     22,769,456       22,050,739




The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN SHORT DURATION US GOVERNMENT SERIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1996


                                                             Year Ended
                                                           March 31, 1996
Cash flows from operating activities:
   Net increase in net assets resulting from operations....   $11,709,784
   Net realized and unrealized loss on investments.........     3,702,997
     Net investment income.................................    15,412,781

Adjustments to reconcile net investment income
   to net cash provided by operating activities:
   Interest rate cap and interest-only strip amortization..       643,641
   Paydown gains and losses................................       (15,635)
   Increase in interest receivable.........................      (430,707)
   Decrease in other assets................................        74,098
   Increase in other liabilities...........................       168,021
     Net cash provided by operating activities.............    15,852,199

Cash flows from investing activities:
   Payments for futures variations.........................    (2,465,409)
   Proceeds from sales of long-term investments............   291,400,731
   Proceeds from sales of short-term investments...........     2,807,926
   Proceeds from maturities of short-term investments...... 1,539,970,000
   Proceeds from paydowns of long-term investments.........    19,239,211
   Purchases of long-term investments......................  (423,241,572)
   Purchases of short-term investments.....................(1,435,805,067)
     Net cash used in investing activities.................    (8,094,180)

Cash flows from financing activities:
   Increase in collateralized borrowings...................     1,000,000
   Purchase of shares tendered.............................     3,592,349
   Dividends from net investment income....................   (11,908,662)
     Net cash used in financing activities.................    (7,316,313)
     Net increase in cash..................................       441,706

Cash at beginning of year..................................        72,897
Cash at end of year........................................      $514,603

Noncash financing activities:
   Market value of shares issued to stockholders
     through reinvestment of dividends.....................    $3,773,450

Supplemental disclosure:
   Interest paid...........................................      $373,480


 The accompanying notes are an integral part of these financial statements.






SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.


                    Year          Year        Year         For the Period
                   Ended         Ended       Ended        March 31, 1992 (1)
              March 31, 1996 March 31, 1995 March 31, 1994 to March 31, 1993

Net Asset Value,
Beginning of
Period.......       $9.90         $9.90      $10.00          $10.00

Income From
Investment Operations
  Net investment
  income.....        0.621         0.628       0.432           0.552
  Net realized
  and unrealized
  gain (loss) on
  investments.      (0.148)          -	      (0.070)          0.002
   Total from
   investment
   operations.       0.473         0.628       0.362           0.554

Less Distributions
 Dividends from
 net investment
 income.......      (0.621)       (0.628)     (0.462)         (0.554)
 Dividends in
 excess of
 investment
 income.......      (0.012)          -           -               -
  Total
  distributions     (0.633)       (0.628)     (0.462)         (0.554)

Net Asset Value,
End of Period..     $9.74         $9.90       $9.90          $10.00

Total Return ..      4.95%         6.58%       3.67%	       5.67%

Ratios/Supplemental Data
 Net assets, end
 of period.....   $221,825,136  $218,431,665  $218,167,491   $48,531,206
 Ratio of expenses
 to average
 net assets (2)      0.78%         0.78%       0.78%           0.78%
 Ratio of net
 investment
 income to average
 net assets (3)      6.29%         6.33%       4.17%           4.53%
 Portfolio turnover
 rate..........       225%           47%        112%              3%
    ______________________

(1)  Commencement of operations.

(2) The annualized operating expense ratios prior to reimbursement of expenses by the Adviser were 0.93%, 0.92%, 1.00%, and 2.58% for the Short Duration U.S. Government Series for the years ended March 31, 1996, March 31, 1995, March 31, 1994 and the period ended March 31, 1993, respectively. Expense ratios include both the direct expenses of the Short Duration U.S.Government Series, and the indirect expenses incurred through the Series' investment in the Short Duration U.S. Government Fund (Note 1).

(3) The annualized net investment income ratios prior to reimbursement of both direct and indirect expenses by the Adviser were 6.13%, 6.18%, 3.95%, and 2.73% for the Short Duration U.S. Government Series for the years ended March 31, 1996, March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively.



 The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Series (the "Short Series" or "Series") and the Smith Breeden Intermediate Duration U.S. Government Series ("Intermediate Duration Series"). Prior to April 1, 1995, the Short Series sought to achieve its investment objective by investing all of its assets in the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund"), an open-end, diversified management investment company having the same investment objective as the Series. However, at the close of business on March 31, 1995, pursuant to a plan of liquidation adopted March 1, 1995 by the Board of Trustees of the Short Fund, and approved by the Board of Trustees of the Short Series, the Short Series redeemed in-kind its shares of the Short Fund. The assets of the Short Fund were transferred in proportion to the Short Series' ownership of the Short Fund in cancellation of its shares.

A. Security Valuation: Securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with the procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The custodian maintains control or custody of securities collateralizing repurchase agreements until maturity of the repurchase agreements. The value of the collateral will be monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets concurrently with an agreement to repurchase the same assets at a later date at a fixed price. Assets will be maintained in a segregated account with the custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. Compensation under the dollar roll agreement is represented by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

E. Distributions and Taxes: The Short Series intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series of Federal income taxes. To so qualify, the Series intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1996, the Series had a net capital loss carryforward of $2,340,576, with $589 expiring on March 31, 2001, $75,461 expiring on March 31, 2002, $905,312 expiring on March 31, 2003, and $1,359,214 expiring on March 31, 2004.

F.   Determination of Gains or Losses on Sales of Securities:
Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

H. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.   FINANCIAL INSTRUMENTS

Derivative Financial Instruments Held or Issued for Purposes other than Trading: Interest rate futures, swaps, caps and options contracts are used for risk management purposes in order to reduce fluctuations in net asset value relative to the targeted option-adjusted duration.

A. Futures Contracts: Upon entering into a futures contract, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value is required to be deposited in a segregated account. Subsequent payments (variation margin) are made or received each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. A realized gain or loss is recognized when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


The Short Series had the following open futures contracts as of March 31, 1996:

                    Notional              Expiration     Unrealized
Type                Amount      Position  Month          Gain/(Loss)

10 year Treasury  $  4,000,000  Short     June, 1996      $ 9,820

3 month Treasury    70,000,000  Long      June, 1996      (87,815)

3 month Eurodollar  77,000,000  Long      June, 1996      (76,021)

3 month Eurodollar  75,000,000  Long      September, 1996 (99,712)

3 month Eurodollar  52,000,000  Short     March, 1997     (28,584)

3 month Eurodollar   6,000,000  Short     March, 1998       3,573

3 month Eurodollar  34,000,000  Short     March, 1999      20,247

3 month Eurodollar  77,000,000  Short     March, 2000    (199,897)

3 month Eurodollar  28,000,000  Short     March, 2001     (57,526)

3 month Eurodollar  32,000,000  Short     March, 2002     (36,394)

3 month Eurodollar  30,000,000  Short     March, 2003      53,115

                                                       $ (499,194)

Futures transactions involve costs and may result in losses. The effective use of futures strategies depends on the Series' ability to terminate futures positions at times when the Series' investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Series, of the futures contract itself, and of the securities which are the subject of a hedge.

B. Interest Rate Swap Contracts: Interest rate swaps involve the exchange by one party with another party of their respective commitments to pay or receive interest. The interest rate swap contracts assigned by the Short Fund to the Short Series had been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Series receiving or paying, as the case may be, only the net amount of the two payments. As of March 31, 1996, the Short Series had open three interest rate swap contracts.
In each of the contracts, the Short Fund had agreed to pay a fixed rate and receive a floating rate. The floating rate on the three contracts resets quarterly and is the three month London Interbank Offered Rate ("LIBOR"). Interest rate swap contracts will not be entered into unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's Corporation or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such transaction. If there is a default by the other party to the swap transaction, the Short Series will be limited to contractual remedies pursuant to the agreements related to the transaction.
There is no assurance that interest rate swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Short Series will succeed in pursuing contractual remedies. The Short Series thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts.

The Short Series' interest payable on the interest rate swap contracts was $92,380, and swap contract interest receivable was $478. No collateral is required to be maintained on these contracts.

C. Interest Rate Cap Contracts: The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Series' interest receivable on the interest rate cap contracts at March 31, 1996 was $91,632.

3.   TRANSACTIONS WITH AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Short Series with investment management services.

The Adviser voluntarily agreed to reimburse normal business expenses of the Short Series through March 31, 1996 so that total direct and indirect operating expenses would not exceed 0.78% of its average net assets. This voluntary agreement may be terminated at any time by the Adviser in its sole discretion after March 31, 1996. The Adviser has also agreed to reduce its fees payable (to the extent of such fees) by the amount the Series' direct and indirect expenses would, absent the fee reduction, exceed the applicable expenses limitations imposed by state securities administrators. For the year ended March 31, 1996, the Adviser received $1,717,748 in fees and reimbursed the Short Series $364,865.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), the Series adopted, effective August 1, 1994, a
Distribution and Services Plan (the "Plan").   The purpose of the
Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Short Series, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Adviser, out of the advisory fee paid to it by the Short Series, to dealers and other persons at the annual rate of up to 0.25% of the Short Series' average net assets, subject to the authority the Trustees of the Short Series, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.


4.   INVESTMENT TRANSACTIONS
During the year ended March 31, 1996, purchases and proceeds from sales of securities, other than short-term investments, aggregated $690,002,566 and $690,050,141 respectively for the Series. The cost of the Short Series' securities for federal income tax purposes at March 31, 1996, is $271,818,239. Net unrealized depreciation of investments and futures contracts consists of:

 Gross unrealized appreciation  $  2,957,098
 Gross unrealized depreciation    (4,024,848)
 Net unrealized depreciation    $ (1,067,750)





INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Series of the Smith Breeden Series Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Short
Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period March 31, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Short Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1996, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 10, 1996










                SMITH BREEDEN INTERMEDIATE DURATION
                        U.S. GOVERNMENT SERIES
                           ANNUAL REPORT







                           PERFORMANCE REVIEW

The Smith Breeden Intermediate Duration U.S. Government Series provided a total return of 9.69% in the year ended March 31, 1996, while the return on the Series' benchmark, the Salomon
Brothers Mortgage Index, was 10.51%.

The period from March 1995 to December 1995 saw a strong rally in bonds, as inflation fears lessened and the Federal Reserve lowered its target rate for Federal Funds from 6.0% in March to 5.5% in December. The Series return from March through December 1995 was 10.39%. The return on the five year U.S. Treasury Note, which has roughly the same duration as the Series, was 11.66%. The return on the Salomon Brothers Mortgage Index over the same period was 10.91%.

During the nine month period ended December 31, 1995, mortgage securities underperformed U.S. Treasury Notes of comparable duration because of investors' concerns about prepayment risk. Prepayment risk is the risk that homeowners will take advantage of lower interest rates to prepay their mortgages. The mortgage investor is at a disadvantage since the funds from these payments can be invested only at a lower yield.

The advantage enjoyed by U.S. Treasury securities in 1995 was reversed in the first quarter of 1996. The five year U.S. Treasury Note yield rose 0.69% from 5.39% to 6.08% as a series of strong employment statistics reawakened fears of inflation among investors.

IN ACCORDANCE WITH REG. 232.304 OF REGULATION S-T, THE FOLLOWING
IS A DESCRIPTION OF THE GRAPH PRESENTED HERE IN THE TEXT IN
COMPLIANCE WITH ITEM 5a. OF FORM N1-A:

THE GRAPH PRESENTED COMPARES THE CHANGE FOR THE PERIOD FROM
MARCH 31, 1992 THROUGH MARCH 31, 1996 OF A $10,000 INVESTMENT IN
THE SERIES VERSUS ITS BENCHMARK. FOR THE PERIOD FROM THE SERIES' INCEPTION, MARCH 31, 1992, THROUGH MARCH 31, 1996, THE SERIES' BENCHMARK WAS THE FIVE YEAR US TREASURY, AS TRACKED BY SALOMON BROTHERS, INC. AFTER DECEMBER 31, 1993, UPON APPROVAL OF A MAJORITY OF SHAREHOLDERS, THE SERIES' BENCHMARK WAS CHANGED TO THE SALOMON BROTHERS MORTGAGE INDEX. THE SERIES AVERAGE ANNUAL RETURN WAS 9.69% FOR THE ONE YEAR PERIOD, 6.61% FOR THE THREE YEAR PERIOD, AND 8.62% FOR THE PERIOD SINCE INCEPTION. FROM INCEPTION OF MARCH 31, 1992 THROUGH MARCH 31, 1996, AN INVESTMENT OF $10,000 IN THE SERIES WOULD HAVE GROWN TO $13,927, VERSUS $13,686, IF INVESTED IN THE BENCHMARK.


Interestingly, the Federal Reserve Board didn't seem to share those inflation fears, and it actually cut the target rate for Federal Funds to 5.25% in January 1996. The five year U.S. Treasury Note posted a loss of 1.54% in the first quarter, while the Intermediate Series posted a loss of 0.63%, and the Salomon Brothers Mortgage Index loss was 0.37%. Mortgage securities outperformed U.S. Treasury securities in the first quarter as investor's fears about prepayment risk lessened.

The portfolio turnover rate for the Series was 193% for the year. This measure, which is calculated by dividing the lesser of portfolio purchases and sales for the year by average net assets, provides an indication of how much active trading is conducted in a portfolio. In order to meet the Series' objective of providing a return exceeding that of the Series' benchmark, while also covering the 0.90% annual fund expense ratio, and maintaining the same approximate interest rate risk as the benchmark, the Series aims to own at any given time those mortgage securities offering a superior risk-adjusted yield. Hence, short term opportunities to exchange mortgage securities with a lower risk-adjusted yield for those with a higher risk-adjusted yield are exploited whenever it is economical and prudent to do so. Equally, when the mortgage securities sector as a whole offers an attractive risk-adjusted yield advantage over U.S. Treasury securities the Series will increase its holdings of mortgages as a percentage of net assets. Accordingly, the Series took advantage of rising yield spreads of mortgages to U.S. Treasury securities to increase its holdings of mortgages as a percent of net assets, which rose from 100% in March 1995 to 134% in March 1996. The weighting of GNMA adjustable-rate securities in the portfolio was also increased from 19% of net assets in March 1995 to 36% in March 1996, as the risk-adjusted yields offered on these securities increased relative to U.S. Treasury securities. Although adjustable-rate mortgages are not included in the Salomon Brothers Mortgage Index, the Series will hold adjustable-rate mortgages in its portfolio when they offer a risk-adjusted yield advantage over fixed-rate mortgages.

As actively as the Series may trade in the mortgage market, the securities purchased and sold are of the highest credit quality, and can be priced using reliable sources. Transaction costs are therefore relatively small, especially in relation to the yield advantage. In addition, whenever a trade is executed, and on a daily basis, the hedges in the portfolio are evaluated to ensure that the Series continues to maintain its interest rate risk at approximately the same level as that of the Salomon Brothers Mortgage Index. In the next fiscal year, the Series will continue its strategy of purchasing securities in the mortgage sector which offer superior risk-adjusted yields. This strategy has enabled the Series to provide an annualized total return from inception of 8.62%, comfortably exceeding the return of 8.15% on its benchmark, while maintaining a similar level of interest rate risk.





SMITH BREEDEN INTERMEDIATE DURATION
U.S. GOVERNMENT SERIES
SCHEDULE OF INVESTMENTS                              MARCH 31, 1996

                                                             Market
Face Amount                Security                           Value

            U.S. GOVERNMENT & AGENCY OBLIGATIONS - 134.39%

            FEDERAL HOME LOAN MORTGAGE CORP. - 41.74% *

            FHLMC GOLD:
$7,000,000    6.50, due (a) .........................    $6,719,063
 6,000,000    7.00%, due (a) ........................     5,857,500
 2,578,648    8.00%, due 9/1/24 to 10/19/24..........     2,635,324

            TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
              (Cost $15,456,817).....................    15,211,887

            FEDERAL NATIONAL MORTGAGE ASSOC. - 32.09% *

            FNMA ARM:
 1,369,074    5.98%, due 9/1/25 .....................     1,403,379
   158,720    7.692%, due 8/25/22 ...................       163,515

            FNMA:
 3,491,642    7.00%, due 8/1/23 to 6/1/24 ...........     3,406,702
 3,631,118    7.50%, due 8/1/25 .....................     3,625,752
 1,277,596    8.50%, due 9/14/24 to 2/1/25 ..........     1,322,721
 1,643,028    9.50%, due 7/1/16 to 5/1/22 ...........     1,773,567

            TOTAL FEDERAL NATIONAL MORTGAGE ASSOC.
              (Cost $11,368,709).....................    11,695,636

            GOVERNMENT NATIONAL MORTGAGE ASSOC. - 60.13% *

            GNMA ARM:
 7,472,926    5.50%, due 10/20/25 to 1/20/26 ........     7,400,934
 5,726,103    6.00%, due 9/20/25 ....................     5,758,443

            GNMA:
 7,189,552    7.00%, due 11/21/14 to 3/15/24 ........     7,010,593
 1,686,432    8.00%, due 12/15/06 to 4/15/09 ........     1,747,195

            TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOC.
              (Cost $21,694,608).....................    21,917,165

            UNITED STATES TREASURY BILLS - 0.43% **

   140,000    5.02 due 6/27/96 ......................       138,309
    20,000    4.96 due 6/27/96 ......................        19,760

            TOTAL UNITED STATES TREASURY BILLS
              (Cost $158,062) .......................       158,069

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $48,678,196).....................    48,982,757

Contracts   FUTURES OPTION CONTRACTS- 0.01%

        50    Call on 10 Year UST Note futures,
              expires 6/96, strike price $115........         1,562
        30    Call on 10 Year UST Note futures,
              expires 6/96, strike price $116........           469

            TOTAL FUTURES OPTION CONTRACTS
              (Cost $69,423) ........................         2,031

            TOTAL INVESTMENTS (Cost $48,747,619) -
              134.40% ...............................    48,984,788

            CASH AND OTHER ASSETS LESS LIABILITIES -
              (34.40%) ..............................   (12,537,848)

            NET ASSETS - 100.00% ....................   $36,446,940

*    Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying securities instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate
     in effect at March 31, 1996.   ARMs have coupon rates which adjust
     periodically. The adjusted rate is determined by adding a spread to a specified index.

** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

(a)  To be announced

Portfolio Abbreviations:
ARM  -   Adjustable-Rate Mortgage
FHLMC-   Federal Home Loan Mortgage Corporation
FNMA -   Federal National Mortgage Association
GNMA -   Government National Mortgage Association

 The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION
U.S. GOVERNMENT SERIES
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1996



ASSETS:
   Investments at market value
   (identified cost $48,747,619)(Note 1)...............    $48,984,788
   Cash................................................        312,247
   Receivables:
      Variation margin on futures contracts............         25,950
      Interest.........................................        232,324
   Prepaid expenses....................................          6,057
   Deferred organization expenses (Note 1).............         10,159
        TOTAL ASSETS...................................     49,571,525

LIABILITIES:
   Payables:
      Securities purchased.............................     12,938,923
      Distributions payable............................        135,382
      Due to advisor (Note 3)..........................         15,102
   Accrued expenses....................................         35,178
        TOTAL LIABILITIES..............................     13,124,585


NET ASSETS:
   (Applicable to outstanding shares of 3,639,328;
      unlimited number of shares of beneficial
      interest authorized; no stated par)..............    $36,446,940
   Net asset value, offering price and redemption
      price per share ($36,446,940 /3,639,328)........         $10.01

SOURCE OF NET ASSETS:
   Paid in capital.....................................    $36,286,422
   Overdistributed net investment income...............        (98,690)
   Accumulated net realized gain on investments........         28,769
   Net unrealized appreciation of investments..........        230,439
        NET ASSETS.....................................    $36,446,940


The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION
U.S. GOVERNMENT SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1996


INVESTMENT INCOME:
   Interest and discount earned, net of premium
   amortization and interest expense (Note 1) .........    $2,698,898

EXPENSES:
   Advisory fees (Note 3) .............................       256,075
   Accounting and pricing services fees ...............        38,954
   Custodian fees .....................................        22,593
   Audit & tax preparation fees .......................        11,452
   Legal fees .........................................         8,987
   Amortization of organization expenses (Note 1) .....         9,428
   Transfer agent fees ................................        28,915
   Registration fees ..................................        20,004
   Trustees fees and expenses .........................        11,365
   Insurance ..........................................         3,576
   Other ..............................................         3,242
       TOTAL EXPENSES BEFORE REIMBURSEMENT ............       414,591
       Expenses reimbursed by Adviser (Note 3) ........       (85,364)
       NET EXPENSES ...................................       329,227
       NET INVESTMENT INCOME ..........................     2,369,671

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments ...................     1,227,064
   Change in unrealized appreciation of investments....      (257,447)
   Net realized and unrealized gain on investments ....       969,617
   Net increase in net assets resulting from operations    $3,339,288


 The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION
U.S. GOVERNMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1996 AND 1995

                                           Year Ended     Year Ended
                                          March 31, 1996 March 31, 1995
OPERATIONS:
   Net investment income...............     $2,369,671   $1,346,839
   Net realized gain (loss) on investments   1,227,064     (248,302)
   Change in unrealized appreciation
   (depreciation) of investments.......       (257,447)     778,903
   Net increase in net assets resulting
   from operations.....................      3,339,288    1,877,440

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income. (2,358,436) (1,346,839) Dividends in excess of net investment
   income..............................           -        (140,634)
   Distributions from net realized
   capital gains.......................      (367,107)         -
   Distributions in excess of net
   realized capital gains..............           -         (28,444)
   Total distributions.................    (2,725,543)   (1,515,917)

CAPITAL SHARE TRANSACTIONS:
   Shares sold.........................     1,030,079    31,506,439
   Shares issued on reinvestment of
   distributions.......................       702,855       669,611
   Shares redeemed.....................      (697,235)   (4,519,742)
   Increase in net assets resulting
   from capital share transactions (a)      1,035,699    27,656,308
       TOTAL INCREASE IN NET ASSETS....     1,649,444    28,017,831

NET ASSETS:
   Beginning of year...................    34,797,496     6,779,665
   End of year.........................   $36,446,940   $34,797,496

(a)  Transactions in capital shares
     were as follows:
        Shares sold....................       100,992     3,257,497
        Shares issued on
        reinvestment of distributions..        69,235        68,948
        Shares redeemed................       (69,182)     (465,316)
        Net increase...................       101,045     2,861,129
        Beginning balance .............     3,538,283       677,154
        Ending balance.................     3,639,328     3,538,283



 The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN INTERMEDIATE DURATION US GOVERNMENT SERIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1996


                                                          Year Ended
                                                        March 31, 1996
Cash flows from operating activities:
  Net increase in net assets resulting from
  operations.......................................       $3,339,288
  Net realized and unrealized gain on investments..         (969,617)
    Net investment income..........................        2,369,671

Adjustments to reconcile net investment income
  to net cash provided by operating activities:
  Net paydown gains and losses.....................          (40,951)
  Increase in interest receivable..................          (36,556)
  Decrease in other assets.........................            3,025
  Increase in other liabilities....................           25,598
    Net cash provided by operating activities......        2,320,787

Cash flows from investing activities:
  Proceeds from futures variations.................          157,418
  Proceeds from sales of long-term investments.....       55,165,384
  Proceeds from sales of short-term investments....           20,254
  Proceeds from maturities of short-term
  investments......................................       81,940,000
  Proceeds from paydowns of long-term investments..        3,311,979
  Purchases of long-term investments...............      (61,937,619)
  Purchases of short-term investments..............      (82,161,200)
    Net cash used in investing activities..........       (3,503,784)

Cash flows from financing activities:
  Purchase of shares tendered......................          332,844
  Dividends from net investment income and
  realized capital gains...........................       (2,035,111)
      Net cash used in financing activities........       (1,702,267)
      Net decrease in cash.........................       (2,885,264)

Cash at beginning of year..........................        3,197,511
Cash at end of year................................         $312,247

Noncash financing activities:
  Market value of shares issued to stockholders
    through reinvestment of dividends..............         $702,855

Supplemental disclosure:
  Interest paid....................................         $191,436



 The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN INTERMEDIATE DURATION
U.S. GOVERNMENT SERIES
FINANCIAL HIGHLIGHTS


The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.


                  Year         Year	      Year	       Period
                  Ended	       Ended	      Ended	       Ended
               March 31, 1996 March 31, 1995 March 31, 1994  March 31, 1993*

Net Asset Value,
Beginning
of Period.....   $9.83         $10.01         $10.62          $10.00

Income From
Investment
Operations
 Net investment
 income.......	  0.660          0.664          1.050           0.826
 Net gain (loss)
 on securities
 (both realized
 and unrealized)  0.227         (0.049)        (0.601)          0.621
   Total from
   investment
   operations..	  0.937          0.615          0.449           1.447

Less Distributions
 Dividends from
 net investment
 income........	 (0.656)        (0.664)        (1.044)         (0.826)
 Dividends in
 excess of net
 investment
 income........     -           (0.108)           -               -
 Distributions
 from net realized
 gains on
 investments...	  (0.101)          -           (0.015)            -
 Distributions in
 excess of net
 realized gains on
 investments...     -           (0.022)           -               -
   Total
   distributions  (0.757)       (0.794)        (1.059)         (0.826)

Net Asset Value,
End of Period..	  $10.01	$9.83          $10.01          $10.62

Total Return...	    9.69%	 6.10%           4.11%          14.93%

Ratios/Supplemental Data
  Net assets, end
  of period....	  $36,446,940   $34,797,496    $6,779,666      $2,923,913
  Ratio of expenses
  to average net
  assets (1)...	    0.90%        0.90%           0.90%           0.82%
  Ratio of net
  investment income
  to average net
  assets (2)...	    6.49%        6.20%           7.74%           8.18%
  Portfolio
  turnover rate	     193%         557%             84%             42%
    ______________________

(1) The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 2.28%, 2.33%, 2.34%, and 17.52% for the years ended March 31, 1996, March 31, 1995 and March 31, 1994, and for the period ended March 31, 1993, respectively. Expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Series, and the indirect expenses incurred through the Series' investment in the Institutional Intermediate Duration U.S. Government Fund (Note 5).

(2) The annualized ratio of net investment income to average net assets prior to reimbursement of both direct and indirect expenses by the Adviser was 6.26%, 4.77%, 6.30% and (8.52)% for the years ended
      March 31, 1996, March 31, 1995 and March 31, 1994, and for the period ended March 31, 1993, respectively.

* The Intermediate Duration U.S. Government Series commenced operations on March 31, 1992.



 The accompanying notes are an integral part of these financial statements.





SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
NOTES TO FINANCIAL STATEMENTS



1.   SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Series and the Smith Breeden Intermediate Duration U.S. Government Series ("Intermediate Series" or "Series"). The following is a summary of significant accounting policies consistently followed by the Intermediate Series.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over- the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: The Intermediate Series intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series of Federal income taxes. To so qualify, the Series intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1996, the Series had no capital loss carryforward.

C. Repurchase Agreements: The Intermediate Series may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Series' Board of Trustees. In a repurchase agreement, the Series acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Intermediate Series' custodian maintains control or custody of these securities collateralizing the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Series' right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Intermediate Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. The Series will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver whether to enforce the Series' obligation to repurchase the securities.

E. Dollar Roll Agreements: The Intermediate Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on these securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

F.   Determination Of Gains Or Losses On Sales Of Securities:
Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G. Deferred Organizational Expenses: Deferred organizational expenses are being amortized on a straight-line basis over five periods.

H. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.   FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than Trading:
The Intermediate Series uses interest rate futures contracts for risk management purposes in order to reduce fluctuation of the Series' net asset value relative to its targeted option-adjusted duration. Upon entering into a futures contract, the Series is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Series each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Intermediate Series had the following open futures contracts as of March 31, 1996:

          Notional                 Expiration         Unrealized
Type      Amount        Position   Month              Gain/(Loss)


10 Year
Treasury  $ 7,200,000   Long       June, 1996         $ 184,176

3 Month
Eurodollar 22,000,000   Short      March, 1998          (94,607)

3 month
Eurodollar  6,000,000   Short      March, 1999          (27,027)

3 month
Eurodollar 16,000,000   Short      March, 2000          (69,272)

                                                       $ (6,730)

Futures transactions involve costs and may result in losses. The effective use of futures strategies depends on the Series' ability to terminate futures positions at times when the Series' investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Series, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1996 was $158,069.


3.      INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
        AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Series with investment management services. As compensation for these services, the Intermediate Series pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Series' average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit other expenses of the Intermediate Series (excluding advisory fees and litigation, indemnification and other extraordinary expenses) to 0.90% of the Series' average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion. The Adviser has agreed to reduce the fees payable (to the extent of such fees) by the amount the Series' expenses would, absent the fee reduction, exceed the applicable expense limitations imposed by state securities administrators. For the year ended March 31, 1996, the Adviser received fees of $256,075 and reimbursed the Series $85,364.


Effective August 1, 1994, the Series adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Series, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee, to dealers and other persons at the annual rate of up to 0.25% of the Intermediate Series' average net assets subject to the authority of the Trustees of the Series to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Series are also officers and directors of the Adviser.

4.      INVESTMENT TRANSACTIONS
During the year ended March 31, 1996, purchases and proceeds from sales of securities, other than short-term investments, aggregated $87,639,428 and $87,338,696, respectively. The purchases and proceeds shown above do not include dollar roll agreements which are considered borrowings by the Intermediate Series. The cost of securities for federal income tax purposes is $48,747,619. Net unrealized appreciation of investments and futures contracts consists of:

   Gross unrealized appreciation ..................     $773,535
   Gross unrealized depreciation ..................     (543,096)
   Net unrealized appreciation ....................     $230,439

5.  LIQUIDATION OF THE INSTITUTIONAL INTERMEDIATE FUND
From its inception until August 1, 1994, the Intermediate Series sought to achieve its investment obective by investing all of its assets in the Smith Breeden Institutional Intermediate Duration U.S. Government Fund (the "Institutional Fund"), an open-end, diversified management investment company having the same investment objective as the Series. However, at the close of business on August 1, 1994, pursuant to a plan of liquidation adopted by the Trustees of the Institutional Fund, and approved by the Trustees of the Intermediate Series, the Intermediate Series redeemed in-kind its shares of the Institutional Fund. The assets of the Institutional Fund were transferred in proportion to the Intermediate Series' ownership of the Institutional Fund in cancellation of its shares.





INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Series of the Smith Breeden Series Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period March 31, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Intermediate Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1996, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 10, 1996